                                                                Exhibit 10.23(a)


                    AMENDED AND RESTATED MANAGEMENT AGREEMENT


         AMENDED AND RESTATED MANAGEMENT AGREEMENT (the"Agreement"), dated as of December 2, 1999 among THE PENN TRAFFIC COMPANY, a Delaware corporation, (the "COMPANY"), HIRSCH & FOX, L.L.C., a Delaware limited liability company ("MANAGER"), Gary D. Hirsch ("HIRSCH") and Martin A. Fox ("FOX"; and collectively with Hirsch, the "EXECUTIVES"), amending and restating that certain Management Agreement, dated June 29, 1999 (the "ORIGINAL AGREEMENT"), by and among the parties hereto.

         WHEREAS, on June 29, 1999, the Company successfully completed the reorganization of certain outstanding indebtedness and liabilities of, and equity interests in, the Company and certain of its subsidiaries through confirmation of a "pre-negotiated" plan of reorganization for the Company (the "PLAN") under Chapter 11 of Title 11 of the United States Code, 11 U.S.C.ss. 101 et seq., (the "BANKRUPTCY COde");

         WHEREAS, concurrently with the consummation of the Plan, the Company, the Manager and the Executives entered into the Original Agreement, which sets forth the terms and conditions upon which the Manager would provide services to the Company; and

         WHEREAS, the Company, Manager and the Executives now desire to amend and restate the Original Agreement upon the terms and conditions contained herein.

         NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

         1. APPOINTMENT. The Company hereby engages Manager for the services of the Executives, and Manager hereby agrees under the terms and conditions set forth herein, to provide the services of the Executives to the Company as described in Section 3 herein. Manager agrees to assign to the Executives the engagement hereunder and Hirsch and Fox agree to accept such assignment to fulfill the Manager's duties hereunder.

         2. TERM. The initial term (the "INITIAL TERM") of this Agreement

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                                                                               2


shall be two years from the date of the Original Agreement (the "EFFECTIVE DATE"). This Agreement shall be renewed automatically for one additional two-year term (the "RENEWAL TERM") thereafter unless the Board of Directors of the Company (the "BOARD") or Manager shall give notice in writing to the other within 120 days before the expiration of the Initial Term of its desire to terminate this Agreement upon expiration of such Initial Term. Notwithstanding anything to the contrary set forth herein, Sections 5 and 8 shall survive any termination of this Agreement.

         3. SERVICES. From and after the Effective Date until the termination of the Initial Term or the Renewal Term, as the case may be, Manager shall provide the services of Hirsch and Fox as (i) members of the Board of Directors of the Company and (ii) Chairman of the Executive Committee of the Board of Directors of the Company (the "EXECUTIVE COMMITTEE") and Vice Chairman of the Executive Committee, respectively. These positions shall constitute corporate offices of the Company and the Company's Amended and Restated By-laws shall so provide. In these positions, Hirsch and Fox shall (i) report directly and only to the Company's Board of Directors, (ii) have all authority customarily delegated to the most senior executive officers of a corporation, subject to the reasonable oversight of the entire Board and (iii) perform such other duties as may be requested from time to time by the Board as are consistent with their positions as Chairman and Vice Chairman of the Executive Committee and senior executive officers of the Company. Hirsch and Fox agree to perform their duties, as set forth herein, in a faithful manner and to the best of their abilities. Hirsch and Fox also agree to devote predominantly all of their full working time and energy to the business and affairs of the Company and to use their best efforts and all of their skills, experience and knowledge to promote the interests of the Company. During the Initial Term and the Renewal Term, if any, the Executive Committee shall at all times consist of three members, Hirsch, Fox and Mr. Joseph V. Fisher.

         4. COMPENSATION; EARLY TERMINATION; CHANGE OF CONTROL. (a) In consideration of the services to be provided in accordance with Section 3, the Company shall pay to the Manager a management fee at the annual rate of $1,450,000 (the "MANAGEMENT FEE"), accruing from the Effective Date and payable monthly in advance (or such pro rata amounts for partial months) on the first day of each month, commencing on the Effective Date. In addition, the Company shall pay to the Manager an annual bonus of $350,000 (the "ANNUAL BONUS") for the fiscal year ended January 29, 2000. If Martin Fox continues to serve as the Company's Chief Financial Officer during a subsequent fiscal year, the Company shall pay to the Manager an additional $350,000 Annual Bonus, which shall be appropriately prorated for that portion of the fiscal year that Mr. Fox serves as the Company's Chief Financial Officer. The Annual Bonus shall be paid to the Manager on the same date bonuses are paid to the Company's senior executive officers, but in no event later than April 30th of each such year. Neither the Manager nor the Executives shall be considered employees of the Company. The Manager and the Executives, as the case may be, shall bear sole responsibility for payment on behalf of itself and Executives for any

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                                                                               3


federal, state and/or local income tax withholding, social security, workers' compensation coverage and unemployment insurance and, other than as expressly provided herein, employee benefits. To this end, Manager and the Executives shall provide the Company with reasonable proof demonstrating compliance with the foregoing at the Company's request. Further, the Manager and the Executives agree to indemnify and hold harmless the Company from and against any claims, liabilities, or expenses, including reasonable attorney's fees and disbursements, relating to such compensation, tax, insurance and/or benefit matters.

         (b) In the event this Agreement is terminated by the Company before the expiration of the Initial Term or the Renewal Term, as the case may be, for reasons other than for Cause (as defined) or the occurrence of a Section 4(d) Change of Control (as defined), then the Company shall immediately pay to Manager the entire amount of all remaining unpaid Management Fees and Annual Bonus that would have been payable through the end of such term but for such early termination. In addition, if a Section 4(d) Change of Control (as defined below) occurs on or before the Determination Date (as defined below) but after such termination, then notwithstanding the termination of this Agreement by the Company for any reason other than for Cause, the Company shall, in addition to the payments required pursuant to this Section 4(b), make the Change of Control Payment as provided in Section 4(d) on the dates provided in such section, LESS the amount of any Management Fees previously paid by the Company to the Manager pursuant to this Section 4(b) with respect to any period following the date the Change of Control Payment is made until the end of the Initial Term or the Renewal Term, as the case may be. For purposes of this Agreement, "CAUSE" shall mean a conviction or guilty plea of a felony or any other crime involving fraud or embezzlement.

         The Company may immediately terminate this Agreement in the event both Hirsch and Fox shall do or cause to be done any act which constitutes Cause. If only one of Hirsch or Fox does or causes to be done any act which constitutes Cause (other than any such act that relates to the services to be provided for herein by Hirsch and Fox) (a "CAUSE REDUCTION EVENT"), then the Agreement may not be terminated by the Company but the Management Fee paid to Manager under
Section 4(a) shall be reduced in accordance with Section 8(c); PROVIDED, HOWEVER, that the Agreement may be terminated if such act constitutes Cause and relates to the services to be provided for herein by Hirsch and Fox. Should this Agreement be terminated by the Company for Cause, the Company shall only be required to pay the Manager the portion of Management Fee provided for in
Section 4(a) that has accrued to the effective date of such termination and shall reimburse all expenses incurred by the Manager that are reimbursable pursuant to Section 5 through such effective date.

         (c) If at any time prior to the expiration of the Initial Term or the

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Renewal Term, as the case may be, a "CHANGE OF CONTROL" (as defined) occurs,
Manager shall have the option, within 12 months from the date of such occurrence and only in the event that the Executives' duties and responsibilities provided for herein have been significantly reduced, diminished, altered or amended following such Change of Control, to terminate this Agreement and continue to receive its Management Fee in accordance with Section 4(a) for the remainder of such term as if the Agreement were still in effect.

         For purposes of this Agreement, "Change of Control" shall mean the occurrence of any event where (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, except that a person shall be deemed to have "beneficial ownership" of all shares that any such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of 50% or more of the outstanding shares of common stock of the Company or securities representing 50% or more of the combined voting power of the Company's voting stock, (ii) the Company consolidates with or merges into another Person or conveys, transfers, sells or leases all or substantially all of its assets to any Person, or any Person consolidates with or merges into the Company, in either event pursuant to a transaction in which the outstanding voting stock of the Company is changed into or exchanged for cash, securities or other Property, other than any such transaction between the Company and its wholly owned subsidiaries (which wholly owned subsidiaries are United States corporations), with the effect that any "person" becomes the "beneficial owner," directly or indirectly, of 50% or more of the outstanding shares of common stock of the Company or securities representing 50% or more of the combined voting power of the Company's voting stock or (iii) during any consecutive two-year period, individuals who at the beginning of such period constituted the Board (together with any new directors whose election by the Board, or whose nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the directors then in office.

         (d) If at any time prior to the "DETERMINATION DATE" (as defined below) a "SECTION 4(D) CHANGE OF CONTROL" (as defined below) occurs, then in lieu of the payments provided under Section 4(a) or (c) above, the Manager shall be entitled to receive the "CHANGE OF CONTROL PAYMENT" (as defined) on the date of the occurrence of a Section 4(d) Change of Control. Upon the Manager's receipt of the Change of Control Payment in full (subject to offset as set forth in Section 4(b)), the Agreement shall be terminated automatically and none of Hirsch, Fox or Manager shall be entitled to any further Management Fees or other payments under Section 4(a) or Section 4(c).

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                                                                               5


         For purposes of this Agreement, the following terms shall have the following meanings:

         (i) "DETERMINATION DATE" shall mean December 31, 2000; PROVIDED, THAT, if a definitive agreement (as such agreement may be amended, modified or supplemented from time to time) with respect to an event which would constitute a Section 4(d) Change of Control is executed on or before August 31, 2000, or if such definitive agreement is terminated and within six months of the date of such termination the Company enters into another definitive agreement with respect to an event which would constitute a Section 4(d) Change of Control with the same entity (or such entity's affiliate) that was a party to the first such agreement, then the Determination Date for purposes of determining Hirsch's and Fox's rights under this Section 4(d) shall be the date on which the transaction contemplated by such definitive agreement is consummated.

         (ii) "SECTION 4(D) CHANGE OF CONTROL" shall have the same meaning as clauses (i) and (ii) of the definition of "Change of Control" in Section 4(c) above and shall also include an event that results in Byron Allumbaugh, Kevin Collins, Thomas Harberts, Gabriel Nechamkin, Lief Rosenblatt, Mark Sonnino and Peter Zurkow, who at the Effective Date constituted the independent directors of the Board, ceasing to constitute a majority of the independent directors then in office.

         (iii) "CHANGE OF CONTROL PAYMENT" shall mean: the sum of

                  (a) the greater of (I) the PRODUCT of (x) 79,166 MULTIPLIED BY
(y) number of full months remaining in the Initial Term and (II) $5,000,000, MINUS the SUM of (A) the "in-the-money" value on the date of the occurrence of a
Section 4(d) Change of Control of Hirsch's options granted under Section 6(c) below (I.E., 240,000 options MULTIPLIED by the DIFFERENCE between (1) the closing price of the Common Stock on the Nasdaq National Market on the last trading date immediately prior to the date of the occurrence of a Section 4(d) Change of Control (or if the transaction which triggers the Section 4(d) Change of Control is a cash tender offer, the cash tender offer per share price) AND
(2) $8.75) PLUS (B) the "in-the-money" value on the date of the occurrence of a
Section 4(d) Change of Control of Hirsch's options granted under Section 6(b) below (I.E., 360,000 options MULTIPLIED by the DIFFERENCE between (1) the closing price of the Common Stock on the Nasdaq National Market on the last trading date immediately prior to the date of the occurrence of a Section 4(d) Change of Control (or if the transaction which triggers the Section 4(d) Change of Control is a cash tender offer, the cash tender offer per share price) AND
(2) $18.30); PLUS

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                  (b) the greater of (I) the PRODUCT of (x) 41,666 MULTIPLIED BY
(y) the number of full months remaining in the Initial Term and (II) $2,000,000 MINUS the SUM of (A) the "in-the-money" value on the date of the occurrence of a
Section 4(d) Change of Control of Fox's options granted under Section 6(c) below (I.E., 87,000 options MULTIPLIED by the DIFFERENCE between (1) the closing price of the Common Stock on the Nasdaq National Market on the last trading date immediately prior to the date of the occurrence of a Section 4(d) Change of Control (or if the transactions which triggers the Section 4(d) Change of Control is a cash tender offer, the cash tender offer price per share) AND (2) $8.75) PLUS (B) the "in-the-money" value on the date of the occurrence of a
Section 4(d) Change of Control of Fox's options granted under Section 6(b) below (I.E. 130,000 options MULTIPLIED by the difference between (1) the closing price of the Common Stock on the Nasdaq National Market on the last trading date immediately prior to the date of the occurrence of a Section 4(d) Change of Control (or if the transaction which triggers the Section 4(d) Change of Control is a cash tender offer, the cash tender offer price per share) AND (2) $18.30); PLUS

                  (c) the amount of the prorated Annual Bonus payable through the date of the occurrence of a Section 4(d) Change of Control.

         In the event of a stock split, combination or subdivision of shares of the Company's common stock, the number of options and exercise prices utilized in subclauses (a)(II) and (b)(II) of this clause (iii) shall be adjusted in the same manner as the number of options and exercise prices applicable to the options granted pursuant to Section 6(c) below are adjusted pursuant to the EIP (as defined below).

         5. REIMBURSEMENT. Manager, Hirsch and Fox shall be entitled to reimbursement of all reasonable out-of-pocket expenses (including travel expenses) incurred in connection with the performance of this Agreement, which amounts shall be promptly reimbursed by the Company upon request, provided that the Manager shall be required to account to the Company for such expenses in the manner prescribed by the Company.

         6. EQUITY PURCHASE; OPTIONS. (a) Subject to the restrictions and limitations imposed by federal securities law (including Rule 10b-5 promulgated under Section 16 of the Securities Exchange Act of 1934, as amended), Hirsch, within six months from the Effective Date, will acquire in a public or private transaction shares of Common Stock or warrants to acquire such Common Stock that have an initial acquisition price of at least $500,000 in the aggregate.

         (b) Pursuant to the terms of The Penn Traffic Company 1999 Equity Incentive Plan (the "EIP"), Hirsch and Fox will, on the Effective Date hereof, receive fully-vested options to acquire 360,000 and 130,000 shares of Common Stock,

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respectively, at an exercise price equal to $18.30 per share pursuant to Option
Agreements attached hereto as Exhibits A-1 and A-2. In addition, Hirsch and Fox will, on the Effective Date, receive options to purchase 240,000 and 87,000 shares of Common Stock, respectively, 50% of which will vest on each of the 3rd and 4th anniversaries of the Effective Date, assuming Messrs. Fox and Hirsch continue to provide services to the Company on such dates pursuant to the Option Agreements attached hereto as Exhibits B-1 and B-2. The exercise price for the unvested options granted to each of Fox and Hirsch under this Section will also be $18.30 per share. The options referred to in this paragraph and Section 6(c) shall be granted pursuant to stock option agreements, which shall be in a form attached hereto and otherwise be governed by the terms and conditions of the EIP. To the extent permitted by the Internal Revenue Code of 1986, as amended ("IRC") all such options granted to Hirsch and Fox will qualify as incentive stock options under the IRC. The shares of Common Stock issuable upon exercise of such options shall be registered by the Company pursuant to a Registration Statement on Form S-8 under the Securities Act of 1933, as amended.

         (c) Hirsch and Fox will, pursuant to the terms of EIP, also receive, effective as of September 22, 1999, options to acquire 240,000 and 87,000 shares of Common Stock, respectively, at an exercise price equal to $8.75 per share (the "EXERCISE PRICE") pursuant to Option Agreements attached hereto as Exhibits C-1 and C-2. These options will vest in full and be fully exercisable only upon the consummation of a Section 4(d) Change of Control transaction that occurs on or before the Determination Date. If no Section 4(d) Change of Control occurs on or before that date, the options shall expire. In the event the options vest, they will only be exercisable for the 180-day period following consummation of the Section 4(d) Change of Control transaction.

                  7. EMPLOYEE BENEFITS. During the Initial Term or the Renewal Term, as the case may be, Hirsch and Fox shall have the right to participate in the Company's medical, dental, disability, life and other insurance plans maintained during such time by the Company for executives of similar stature and rank, and any other plans and benefits, if any, generally maintained by the Company for executives of similar stature and rank, in each case in accordance with the terms and conditions of such plan as from time-to-time in effect or have the Company reimburse Hirsch and Fox for such benefits at a annual cost not to exceed $25,000 per Executive. In connection with the execution of this Agreement, the Company agrees to provide Fox and Hirsch with pension benefits in accordance with the terms of The Penn Traffic Supplemental Retirement Plan for Non-Employee Executives, attached hereto as Exhibit D.

                  8. TERMINATION OF AGREEMENT BY REASON OF DEATH OR DISABILITY.
(a)

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                                                                               8


If either Hirsch or Fox shall die or become Disabled (as defined below) during either the Initial Term or the Renewal Term, as the case may be, the Manager's engagement and this Agreement shall continue, subject to Section 8(c), for the balance of such term; PROVIDED, HOWEVER, that if Hirsch and Fox both die or become Disabled during the Initial Term or the Renewal Term, then the Manager's engagement and this Agreement shall terminate automatically as of the date both Hirsch and Fox are terminated as a result of their being deceased or the date that either is terminated in accordance with Section 8(b) due to their disability, whichever date is later. If both Hirsch and Fox's engagement are terminated due either to their respective deaths and/or disabilities, then the Company shall only be obligated to pay the Manager the portion of the Management Fee provided for in Section 4(a) that has accrued to the effective date of such termination; PROVIDED, HOWEVER, that upon such termination, their respective options and other rights that would have vested within one year of such date shall be deemed vested.

         (b) For purposes of this Agreement, the term "Disabled" shall mean that Hirsch or Fox has suffered a disability which, in fact, prevents him from substantially performing his duties hereunder for a period of 180 consecutive days or 230 days in the aggregate, in any period of 12 consecutive months. In such event, the Company may terminate Hirsch's or Fox's services hereunder only by a written notice to either, as applicable, setting forth the grounds for such termination with specificity, which termination will take effect 30 days after such notice is given. Hirsch or Fox may only be terminated for disability if the Company's termination notice is given within 60 days following the end of the aforementioned 180- or 230-day period, whichever the Company relies upon. The existence of Hirsch's or Fox's disability for the purposes of this Agreement shall be determined by a physician mutually selected by the Company and Hirsch or Fox, as the case may be, and Hirsch and Fox agree to submit to an examination by such physician for purposes of such determination.

         (c) If Hirsch's engagement is terminated due to his death or disability or due to a Cause Reduction Event during either the Initial Term or the Renewal Term, as the case may be (and Fox's engagement continues), then the Management Fee to be paid under Section 4(a) shall be reduced to $500,000 as of the date of such termination. If Fox's engagement is terminated due to his death or disability or due to a Cause Reduction Event during either the Initial Term or the Renewal Term, as the case may be (and Hirsch's engagement continues), then the Management Fee to be paid under Section 4(a) shall be reduced to $950,000 as of the date of termination.

         9. NO LIABILITY. The Company hereby agrees to indemnify each Indemnified Party to the fullest extent permitted by law from and against all losses, liabilities, damages, deficiencies, demands, claims, actions, judgments or causes of

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action, assessments, costs or expenses (including, without limitation, interest, penalties and reasonable fees, expenses and disbursements of attorneys, experts, personnel and consultants reasonably incurred by the Indemnified Party in any action or proceeding) based upon, arising out of or otherwise in respect of each Executive's services as, and/or for activities engaged in by each Executive while each Executive is, an officer and/or director of the Company or any affiliate thereof, including either paying or reimbursing each Executive, promptly after request, for any reasonable and documented expenses and attorney's fees and costs actually incurred by each Executive in connection with defending, or himself instituting and/or maintaining, any claim, action, suit or proceeding arising from circumstances to which the Company's above indemnification relates (other than any claim, action, suit or proceeding brought by the former principals of Miller Tabak & Hirsch + Company against the Manager or the Executives); PROVIDED, however, that no such indemnification shall be paid for damages or losses incurred by each Executive that result from actions by him that Delaware law explicitly prohibits a corporation from indemnifying its directors or officers against, including, without limitation, to the extent any such damages or losses arise through gross negligence, bad faith or misconduct. This indemnity shall survive the termination of this Agreement. The Company represents and warrants that it has $15 million dollars of director's and officer's insurance available on the date hereof and that it will use its reasonable commercial efforts to maintain such policy throughout the Term; provided further that the Company shall obtain "tail" coverage under its existing director's and officer's policy covering its current directors and officers for any claims brought against them, which coverage shall extend for a period of not less than six (6) years after the Effective Date.

         10. NOTICES. Any notice or other communication required or permitted hereunder shall be in writing and shall be delivered personally, sent by facsimile transmission or sent by certified, registered or express mail, postage prepaid. Any such notice shall be deemed given when so delivered personally or sent by facsimile transmission or, if mailed, five days after the date of deposit in the United States mails, as follows:

                  (A)      IF TO THE COMPANY TO:

                           The Penn Traffic Company
                           1200 State Fair Boulevard
                           Syracuse, New York  13209

                           Attention:  Francis D. Price, Esq.
                           TELEPHONE:  (315) 461-2347
                           FACSIMILE:  (315) 461-2532

                  (B)      IF TO MANAGER OR THE EXECUTIVES TO:

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                                                                              10


                           Hirsch & Fox, L.L.C.
                           411 Theodore Fremd Avenue
                           Rye, New York  10580

                           Attention:  Gary D. Hirsch
                           TELEPHONE:  (914) 921-3000
                           FACSIMILE:  (914) 921-3031

Any party may by notice given in accordance with this Section to the other parties designate another address or person for receipt of notices hereunder.

         11. GOVERNING LAW. ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAW (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF NEW YORK.

         12. ASSIGNMENT. This Agreement shall not be assignable by either party hereto without the express written consent of the other party; PROVIDED, THAT, Manager may assign this Agreement to any other entity that is controlled by the Manager or Hirsch and Fox and which entity assumes the obligations of Manager and provides the services of Hirsch and Fox under this Agreement.

         13. CONFIDENTIALITY. (a) During the Initial Term, the Renewal Term and thereafter, each of the Executives and the Manager agree that they shall not, directly or indirectly, for their own account or as agent, employee, officer, director, trustee, consultant or shareholder of any corporation, or any member of any firm or otherwise, divulge, furnish or make accessible to any person, or himself or itself make use other than for the sole benefit of the Company, any material confidential or proprietary information of the Company obtained by him or it while in the employ or engagement of the Company other than disclosures made by Executive based on Executive's reasonable belief that such disclosures were in furtherance of his duties as set forth herein, including, without limitation, information with respect to any products, services, improvements, formulas, designs, styles, processes, research, analyses, suppliers, customers, methods of distribution or manufacture, contract terms and conditions, pricing, financial condition, organization, personnel, business activities, budgets, plans, objectives or strategies of the Company or its proprietary products or of any subsidiary or affiliate of the Company and that he or it will, prior to or upon the termination of his or its engagement by the Company, return to the Company all such confidential or non-public information, whether in written or other physical form or stored electronically on computer disks or tapes or any other storage medium, and all copies thereof, in his or its possession or custody or under his or its

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control; PROVIDED, however, that (x) the restrictions of this Paragraph shall not apply to publicly available information or information known generally to the public (without any action on the part of the Executive prohibited by the restrictions of this paragraph), (y) the Executive may disclose such information known generally to the public (without any action on the part of the Executive prohibited by the restrictions of this paragraph), and (z) the Executive may disclose such information as may be required pursuant to any subpoena or other lawful process issued pursuant to any applicable law, rule or regulation.

         (b) Notwithstanding the foregoing, in the event that Manager and/or either Executive receives a subpoena or other process or order which may require it or him to disclose any confidential information, the Manager and Executive agree (i) to notify the Company promptly of the existence, terms and circumstances surrounding such process or order, and (ii) to cooperate with the Company, at the Company's reasonable request and at its expense, including, but not limited to, attorneys' fees and expenses, in taking legally available steps to resist or narrow such process or order and to obtain an order (or other reliable assurance reasonably satisfactory to the Company) that confidential treatment will be given to such information that is required to be disclosed.

         (c) The obligations of the Manager and the Executives under this
Section 13 shall survive any termination of this Agreement.

         14. NON-COMPETITION. During the Initial Term and the Renewal Term, if this Agreement is extended pursuant to Section 2, each of the Executives and Manager agree that they will not, directly or indirectly, for their own account or as agent, employee, officer, director, trustee consultant or shareholder of any corporation or a member of any firm or otherwise: (i) engage in any way in any wholesale and/or retail food business which operates within 30 miles of any retail store operated by the Company at the time during the Initial Term or the Renewal Term, as the case may be, that the Executives or the Manager wish to so engage; (ii) induce or attempt to induce any person with an annual salary in excess of $75,000 who is in the employ of the Company or any subsidiary or affiliate thereof to leave the employ of the Company or such subsidiary or affiliate; or (iii) induce or attempt to induce or assist any other person, firm or corporation to do any of the actions referred to in (i) or (ii) above (provided, that this Section 14 shall not prohibit (A) Executive from owning less than 5% of the equity of any entity that engages in the actions described in (i), (ii) or (iii) above and (B) the Executives from providing references for employees of the Company or its subsidiaries or affiliates who have been solicited by a prospective employer without violation of (ii) above); provided, however, that in the event the Company terminates the Agreement prior to the end of the Initial Term or the Renewal Term, if this Agreement is extended pursuant to Section 2, for reasons other than Cause and fails to provide the Executives with the payments required by Section 4(b) and in the manner provided therein, the provisions of this Section shall not survive such termination.

         15. EQUITABLE REMEDIES. The Executives acknowledge that the remedy at law for any breach or threatened breach of Sections 13 or 14 will be inadequate and, accordingly, that the Company shall, in addition to all other available remedies (including, without limitation, seeking damages sustained by reason of such breach), be entitled to specific performance or injunctive relief without being required to post bond or other security and without having to prove the inadequacy of the available remedies at law. In addition, the Executives acknowledge and agree that in the event the time limitation or geographic scope of the restriction set forth in Section 14 is found to be unreasonable by a court of competent jurisdiction, such time limitation and geographic scope shall be deemed to be reduced to the broadest area or period as the court may determine to be reasonable.

         16. INTEGRATION. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior negotiations, understandings and writings, whether oral or written between the parties hereto relating to the subject matter hereof.

         17. COUNTERPARTS. This Agreement may be executed in counterparts, each of which, when so executed and delivered, shall be an original, but all of which together constitute one document.

         18. GROSS-UP PAYMENT. In the event it shall be determined that any payment or distribution of any type to or for the benefit of the Executives, by the Company, any of its affiliates, any Person who acquires ownership or effective control of the Company or ownership of a substantial portion of the Company's assets (within the meaning of IRC ss. 280G and the regulations thereunder) or any affiliate of such Person, whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise (the "TOTAL PAYMENTS"), would be subject to the excise tax imposed by
Section 4999 of the Internal Revenue Code of 1986, as amended (the "Code"), or any interest or penalties with respect to such excise tax (such excise tax, together with any such interest and penalties, are collectively referred to as the "EXCISE TAX"), then the Executives shall be entitled to receive an additional payment (a "GROSS-UP PAYMENT") in an amount such that after payment by the Executives of all taxes (including any interest or penalties imposed with respect to such taxes), including any Excise Tax, imposed upon the Gross-Up Payment, the Executives retain an amount of the Gross-Up Payment equal to the Excise Tax imposed upon the Total Payments.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first written above.


                                  THE PENN TRAFFIC COMPANY


                                  By: /s/ Francis D. Price
                                      -------------------------------------
                                      Name: Francis D. Price
                                      Title: Vice President, General Counsel


                                  HIRSCH & FOX, LLC


                                  By: /s/ Gary D. Hirsch
                                      -------------------------------------
                                      Name: Gary D. Hirsch
                                      Title: Managing Member


                                  /s/ Gary D. Hirsch
                                  -----------------------------------------
                                  Gary D. Hirsch


                                  /s/ Martin A. Fox
                                  -----------------------------------------
                                  Martin A. Fox

                                                                          Ex A-1



                                 AWARD AGREEMENT


         THIS AGREEMENT (the "Agreement"), is made effective as of the 29th day of June, 1999, (hereinafter called the "Date of Grant"), between Penn Traffic Company, a Delaware corporation (hereinafter called the "Company"), and Gary D. Hirsch (hereinafter called the "Participant"):


                                R E C I T A L S:
                                - - - - - - - -

         WHEREAS, the Company has adopted the Penn Traffic Company 1999 Equity Incentive Plan (the "Plan"), which Plan is incorporated herein by reference and made a part of this Agreement. Capitalized terms not otherwise defined herein shall have the same meanings as in the Plan; and

         WHEREAS, the Committee has determined that it would be in the best interests of the Company and its stockholders to grant the option provided for herein (the "Option") to the Participant pursuant to the Plan and the terms set forth herein.

         NOW THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties hereto agree as follows:

         1. GRANT OF THE OPTION. The Company hereby grants to the Participant the right and option (the "Option") to purchase, on the terms and conditions hereinafter set forth, all or any part of an aggregate of 360,000 Common Shares, subject to adjustment as set forth in the Plan. The purchase price of the Shares subject to the Option shall be $18.30 per Share (the "Exercise Price").

         2.   VESTING.

         Upon grant, one hundred percent (100%) of the Shares initially covered by the Option shall be immediately vested and exercisable.

         3.   EXERCISE OF OPTION.

         (a) PERIOD OF EXERCISE. Subject to the provisions of the Plan and this Agreement, the Participant may exercise all or any part of the Option at any time prior to the earliest to occur of:

                  (i) the sixth anniversary of the Date of Grant;

                  (ii) sixty days following the date that the Participant no longer provides services to the Company pursuant to the Management Agreement, any amendment, modification or successor to such agreement or any other similar management or employment agreement for "Cause;" or

                  (iii) the later of (x) sixty days following the date the Participant no longer provides services to the Company pursuant to the Management Agreement, any amendment, modification or successor to such agreement or any other similar management or employment agreement for any reason other than "Cause" and (y) the sixth anniversary of the effective date of the Date of Grant.

         For purposes of this agreement:

         "Cause" shall mean (i) a felony conviction or guilty plea or (ii) a conviction or guilty plea of any crime involving fraud or embezzlement.

         (b) METHOD OF EXERCISE.

         (i) Subject to Section 3(a), the Option may be exercised by delivering to the Company at its principal office written notice of intent to so exercise; PROVIDED that, the Option may be exercised with respect to whole Shares only. Such notice shall specify the number of Shares for which the Option is being exercised and shall be accompanied by payment in full of the Exercise Price. The payment of the Exercise Price may be made in cash, or its equivalent, or (x) by exchanging Shares owned by the Participant (which are not the subject of any pledge or other security interest and which have been owned by the Participant for at least 6 months), (y) subject to such rules as may be reasonably established by the Committee, through delivery of irrevocable instructions to a broker to sell a portion of the Shares otherwise deliverable upon the exercise of the Option and to deliver promptly to the Company an amount equal to the aggregate exercise price of the portion of the Option so exercised or (z) by the promissory note and agreement of the Participant providing for the payment with interest of the unpaid balance accruing at a rate not less than needed to avoid the imputation of income under Code section 7872 and upon such terms and conditions (including the furnishing of security, if any therefor) as the Committee may determine, or by a combination of the foregoing.

         (ii) Notwithstanding any other provision of the Plan or this Agreement to the contrary, the Option may not be exercised prior to the completion of any registration or qualification of the Option or the Shares under applicable state and federal securities or other laws, or under any ruling or regulation of any governmental body or national securities exchange that the Committee shall in its sole discretion determine to be necessary or advisable.

         (iii) Upon the Company's determination that the Option has been validly exercised as to any of the Shares, the Company shall issue certificates in the Participant's name for such Shares. However, the Company shall not be liable to the Participant for damages relating to any delays in issuing the certificates to him, any loss of the certificates, or any mistakes or errors in the issuance of the certificates or in the certificates themselves.

         (iv) In the event of the Participant's death, the Option shall remain exercisable by the Participant's executor or administrator, or the person or persons to whom the Participant's rights under this Agreement shall pass by will or by the laws of descent and distribution as the case may be, to the extent set forth in Section 3(a). Any heir or legatee of the Participant shall take rights herein granted subject to the terms and conditions hereof.

         4. NO RIGHT TO CONTINUED EMPLOYMENT. Neither the Plan nor this Agreement shall be construed as (i) giving the Participant the right to be retained in the employ of, or in any consulting relationship to, the Company or any Affiliate or (ii) in any way affecting the rights of the parties under the Management Agreement. Further, the Company or an Affiliate may at any time dismiss the Participant or discontinue any consulting relationship, free from any liability or any claim under the Plan or this Agreement, except as otherwise expressly provided herein.

         5. LEGEND ON CERTIFICATES. The certificates representing the Shares purchased by exercise of the Option shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which such Shares are listed, and any applicable Federal or state laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

         6. TRANSFERABILITY. The Option may not be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by the Participant otherwise than by will or by the laws of descent and distribution, and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Affiliate; provided that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance. No such permitted transfer of the Option to heirs or legatees of the Participant shall be effective to bind the Company unless the Committee shall have been furnished with written notice thereof and a copy of such evidence as the Committee may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions hereof. During the Participant's lifetime, the Option is exercisable only by the Participant.

         Notwithstanding the foregoing, the vested portion of this Option, insofar as such vested portion is not intended to be treated as an Incentive Stock Option that complies with section 422 of the Internal Revenue Code of 1986, as amended, may be transferred by the Participant (the "Grantee") without consideration, subject to such rules as the Committee may adopt to preserve the purposes of the Plan, to:

                  (A) any or all of the Grantee's spouse, children or grandchildren (including adopted and stepchildren and grandchildren) (collectively, the "Immediate Family");

                  (B) a trust solely for the benefit of the Grantee and/or his or her Immediate Family (a "Family Trust"); or

                  (C) a partnership or limited liability company whose only partners or shareholders are the Grantee and/or his or her Immediate Family and/or a Family Trust;

         (each transferee described in clauses (A), (B) and (C) above is hereinafter referred to as a "Permitted Transferee"); PROVIDED that the Grantee gives the Committee advance written notice describing the terms and conditions of the proposed transfer and the Committee notifies the Grantee in writing that such a transfer would comply with the requirements of the Plan and this Agreement.

                  If any portion of this Option is transferred in accordance with the immediately preceding sentence, the terms of this Option shall apply to the Permitted Transferee and any reference in this Agreement to an optionee, Grantee or Participant shall be deemed to refer to the Permitted Transferee, except that (a) Permitted Transferees shall not be entitled to transfer this Option, other than by will or the laws of descent and distribution; (b) Permitted Transferees shall not be entitled to exercise the transferred Option unless there shall be in effect a registration statement on an appropriate form covering the shares to be acquired pursuant to the exercise of such Option if the Committee determines that such registration statement is necessary or appropriate, (c) the Committee or the Company shall not be required to provide any notice to a Permitted Transferee, whether or not such notice is or would otherwise have been required to be given to the Grantee under the Plan or otherwise and (d) the consequences of termination of the Grantee's employment by, or services to, the Company under the terms of the Plan and this Agreement shall continue to be applied with respect to the Grantee, following which the Option shall be exercisable by the Permitted Transferee only to the extent, and for the periods, specified in the Plan and this Agreement.

         7. WITHHOLDING.

         (a) The Participant may be required to pay to the Company or any Affiliate and the Company or any Affiliate shall have the right and is hereby authorized to withhold from any Shares or other property deliverable under the Option or from any compensation or other amount owing to the Participant or to Hirsch & Fox, L.L.C. the amount (in cash, Shares or other property) of any applicable withholding taxes in respect of the Option, its exercise, or any payment or transfer under the Option or under the Plan and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes.

         (b) Without limiting the generality of Section 7(a) above, the Participant may satisfy, in whole or in part, the foregoing withholding liability by delivery of Shares owned by the Participant (which are not subject to any pledge or other security interest and which have been owned by the Participant for at least 6 months) with a Fair Market Value equal to such withholding liability or by having the Company withhold from the number of Shares otherwise issuable pursuant to the exercise of the option a number of Shares with a Fair Market Value equal to such withholding liability.

         (c) The Company may, as a condition of Option exercise, require that satisfactory arrangements have been made in advance to satisfy all tax withholding obligations.

         8. SECURITIES LAWS. Upon the acquisition of any Shares pursuant to the exercise of the Option, the Participant will make or enter into such written representations, warranties and agreements as the Committee may reasonably request in order to comply with applicable securities laws or with this Agreement.

         9. NOTICES. Any notice necessary under this Agreement shall be addressed to the Company in care of its Secretary at the principal executive office of the Company and to the Participant at the address appearing in the personnel records of the Company for the Participant or to either party at such other address as either party hereto may hereafter designate in writing to the other. Any such notice shall be deemed effective upon receipt thereof by the addressee.

         10. CHOICE OF LAW. THE INTERPRETATION, PERFORMANCE AND ENFORCEMENT OF THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF DELAWARE WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

         11. ANTI-DILUTION. The provisions of Section 4(b) and Section 7(c) of the Plan, shall be applied in a manner that is no less favorable than if the Option granted hereunder were subject to the anti-dilution and adjustment provisions of warrants granted pursuant to the Warrant Agreement, dated as of June 29, 1999, among the Company and Harris Bank and Trust, as Warrant Agent. In addition, if there occurs any consolidation or merger of the Company with or into any other person or entity (other than a merger consolidation of the Company in which the Company is the continuing corporation and which does not result in any reclassification or change of the outstanding Common Shares) or sale, transfer or other disposition of all or substantially all of the assets of the Company to another person or entity, then each Option shall thereafter be exercisable into the same kind and amount of securities (including shares of stock) or other assets, or both, which were issuable or distributable to holders of outstanding Common Shares upon such consolidation, merger, sale or conveyance in respect of that number of Common Shares into which the Options might have been converted immediately prior to such consolidation, merger, sale or conveyance and in any such case appropriate adjustments shall be made to insure that the provisions set forth herein shall be thereafter applicable as reasonably may be practicable in relation to any securities or other assets thereafter deliverable upon exercise of the Options.

         12. OPTION SUBJECT TO PLAN. By entering into this Agreement the Participant agrees and acknowledges that the Participant has received and read a copy of the Plan. The Option is subject to the Plan. The terms and provisions of the Plan as it may be amended from time to time are hereby incorporated herein by reference. In the event of a conflict between any term or provision contained herein and a term or provision of the Plan, the applicable terms and provisions of the Plan will govern and prevail.

         13. SIGNATURE IN COUNTERPARTS. This Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement.


                                    PENN TRAFFIC COMPANY


                                    /s/ Francis D. Price
                                    --------------------------------------
                                    By: Francis D. Price
                                    Title: Vice President, General Counsel



                                    OPTIONEE


                                    /s/ Gary D. Hirsch
                                    --------------------------------------
                                    Gary D. Hirsch

                                                                          Ex A-2


                                 AWARD AGREEMENT

         THIS AGREEMENT (the "Agreement"), is made effective as of the 29th day of June, 1999, (hereinafter called the "Date of Grant"), between Penn Traffic Company, a Delaware corporation (hereinafter called the "Company"), and Martin
A. Fox (hereinafter called the "Participant"):


                                R E C I T A L S:
                                - - - - - - - -

         WHEREAS, the Company has adopted the Penn Traffic Company 1999 Equity Incentive Plan (the "Plan"), which Plan is incorporated herein by reference and made a part of this Agreement. Capitalized terms not otherwise defined herein shall have the same meanings as in the Plan; and

         WHEREAS, the Committee has determined that it would be in the best interests of the Company and its stockholders to grant the option provided for herein (the "Option") to the Participant pursuant to the Plan and the terms set forth herein.

         NOW THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties hereto agree as follows:

         1. GRANT OF THE OPTION. The Company hereby grants to the Participant the right and option (the "Option") to purchase, on the terms and conditions hereinafter set forth, all or any part of an aggregate of 130,000 Common Shares, subject to adjustment as set forth in the Plan. The purchase price of the Shares subject to the Option shall be $18.30 per Share (the "Exercise Price").

         2.   VESTING.

         Upon grant, one hundred percent (100%) of the Shares initially covered by the Option shall be immediately vested and exercisable.

         3.   EXERCISE OF OPTION.

         (a) PERIOD OF EXERCISE. Subject to the provisions of the Plan and this Agreement, the Participant may exercise all or any part of the Option at any time prior to the earlier to occur of:

                  (i) the sixth anniversary of the Date of Grant;

                  (ii) sixty days following the date that the Participant no longer provides services to the Company pursuant to the Management Agreement, any amendment, modification or successor to such agreement or any other similar management or employment agreement for "Cause;" or

                  (iii) the later of (x) sixty days following the date the Participant no longer provides services to the Company pursuant to the Management Agreement, any amendment, modification or successor to such agreement or any other similar management or employment agreement for any reason other than "Cause" and (y) the sixth anniversary of the effective date of the Date of Grant.

         For purposes of this agreement:

         "Cause" shall mean (i) a felony conviction or guilty plea or (ii) a conviction or guilty plea of any crime involving fraud or embezzlement.

         (b) METHOD OF EXERCISE.

         (i) Subject to Section 3(a), the Option may be exercised by delivering to the Company at its principal office written notice of intent to so exercise; PROVIDED that, the Option may be exercised with respect to whole Shares only. Such notice shall specify the number of Shares for which the Option is being exercised and shall be accompanied by payment in full of the Exercise Price. The payment of the Exercise Price may be made in cash, or its equivalent, or (x) by exchanging Shares owned by the Participant (which are not the subject of any pledge or other security interest and which have been owned by the Participant for at least 6 months), (y) subject to such rules as may be reasonably established by the Committee, through delivery of irrevocable instructions to a broker to sell a portion of the Shares otherwise deliverable upon the exercise of the Option and to deliver promptly to the Company an amount equal to the aggregate exercise price of the portion of the Option so exercised or (z) by the promissory note and agreement of the Participant providing for the payment with interest of the unpaid balance accruing at a rate not less than needed to avoid the imputation of income under Code section 7872 and upon such terms and conditions (including the furnishing of security, if any therefor) as the Committee may determine, or by a combination of the foregoing.

         (ii) Notwithstanding any other provision of the Plan or this Agreement to the contrary, the Option may not be exercised prior to the completion of any registration or qualification of the Option or the Shares under applicable state and federal securities or other laws, or under any ruling or regulation of any governmental body or national securities exchange that the Committee shall in its sole discretion determine to be necessary or advisable.

         (iii) Upon the Company's determination that the Option has been validly exercised as to any of the Shares, the Company shall issue certificates in the Participant's name for such Shares. However, the Company shall not be liable to the Participant for damages relating to any delays in issuing the certificates to him, any loss of the certificates, or any mistakes or errors in the issuance of the certificates or in the certificates themselves.

         (iv) In the event of the Participant's death, the Option shall remain exercisable by the Participant's executor or administrator, or the person or persons to whom the Participant's rights under this Agreement shall pass by will or by the laws of descent and distribution as the case may be, to the extent set forth in Section 3(a). Any heir or legatee of the Participant shall take rights herein granted subject to the terms and conditions hereof.

         4. NO RIGHT TO CONTINUED EMPLOYMENT. Neither the Plan nor this Agreement shall be construed as (i) giving the Participant the right to be retained in the employ of, or in any consulting relationship to, the Company or any Affiliate or (ii) in any way affecting the rights of the parties under the Management Agreement. Further, the Company or an Affiliate may at any time dismiss the Participant or discontinue any consulting relationship, free from any liability or any claim under the Plan or this Agreement, except as otherwise expressly provided herein.

         5. LEGEND ON CERTIFICATES. The certificates representing the Shares purchased by exercise of the Option shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which such Shares are listed, and any applicable Federal or state laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

         6. TRANSFERABILITY. The Option may not be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by the Participant otherwise than by will or by the laws of descent and distribution, and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Affiliate; provided that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance. No such permitted transfer of the Option to heirs or legatees of the Participant shall be effective to bind the Company unless the Committee shall have been furnished with written notice thereof and a copy of such evidence as the Committee may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions hereof. During the Participant's lifetime, the Option is exercisable only by the Participant.

         Notwithstanding the foregoing, the vested portion of this Option, insofar as such vested portion is not intended to be treated as an Incentive Stock Option that complies with section 422 of the Internal Revenue Code of 1986, as amended, may be transferred by the Participant (the "Grantee") without consideration, subject to such rules as the Committee may adopt to preserve the purposes of the Plan, to:

                  (A) any or all of the Grantee's spouse, children or grandchildren (including adopted and stepchildren and grandchildren) (collectively, the "Immediate Family");

                  (B) a trust solely for the benefit of the Grantee and/or his or her Immediate Family (a "Family Trust"); or

                  (C) a partnership or limited liability company whose only partners or shareholders are the Grantee and/or his or her Immediate Family and/or a Family Trust;

         (each transferee described in clauses (A), (B) and (C) above is hereinafter referred to as a "Permitted Transferee"); PROVIDED that the Grantee gives the Committee advance written notice describing the terms and conditions of the proposed transfer and the Committee notifies the Grantee in writing that such a transfer would comply with the requirements of the Plan and this Agreement.

                  If any portion of this Option is transferred in accordance with the immediately preceding sentence, the terms of this Option shall apply to the Permitted Transferee and any reference in this Agreement to an optionee, Grantee or Participant shall be deemed to refer to the Permitted Transferee, except that (a) Permitted Transferees shall not be entitled to transfer this Option, other than by will or the laws of descent and distribution; (b) Permitted Transferees shall not be entitled to exercise the transferred Option unless there shall be in effect a registration statement on an appropriate form covering the shares to be acquired pursuant to the exercise of such Option if the Committee determines that such registration statement is necessary or appropriate, (c) the Committee or the Company shall not be required to provide any notice to a Permitted Transferee, whether or not such notice is or would otherwise have been required to be given to the Grantee under the Plan or otherwise and (d) the consequences of termination of the Grantee's employment by, or services to, the Company under the terms of the Plan and this Agreement shall continue to be applied with respect to the Grantee, following which the Option shall be exercisable by the Permitted Transferee only to the extent, and for the periods, specified in the Plan and this Agreement.

         7. WITHHOLDING.

         (a) The Participant may be required to pay to the Company or any Affiliate and the Company or any Affiliate shall have the right and is hereby authorized to withhold from any Shares or other property deliverable under the Option or under the Plan or from any compensation or other amount owing to a Participant or to Hirsch & Fox, L.L.C. the amount (in cash, Shares or other property) of any applicable withholding taxes in respect of the Option, its exercise, or any payment or transfer under the Option or under the Plan and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes.

         (b) Without limiting the generality of Section 7(a) above, the Participant may satisfy, in whole or in part, the foregoing withholding liability by delivery of Shares owned by the Participant (which are not subject to any pledge or other security interest and which have been owned by the Participant for at least 6 months) with a Fair Market Value equal to such withholding liability or by having the Company withhold from the number of Shares otherwise issuable pursuant to the exercise of the option a number of Shares with a Fair Market Value equal to such withholding liability.

         (c) The Company may, as a condition of Option exercise, require that satisfactory arrangements have been made in advance to satisfy all tax withholding obligations.

         8. SECURITIES LAWS. Upon the acquisition of any Shares pursuant to the exercise of the Option, the Participant will make or enter into such written representations, warranties and agreements as the Committee may reasonably request in order to comply with applicable securities laws or with this Agreement.

         9. NOTICES. Any notice necessary under this Agreement shall be addressed to the Company in care of its Secretary at the principal executive office of the Company and to the Participant at the address appearing in the personnel records of the Company for the Participant or to either party at such other address as either party hereto may hereafter designate in writing to the other. Any such notice shall be deemed effective upon receipt thereof by the addressee.

         10. CHOICE OF LAW. THE INTERPRETATION, PERFORMANCE AND ENFORCEMENT OF THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF DELAWARE WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

         11. ANTI-DILUTION. The provisions of Section 4(b) and Section 7(c) of the Plan, shall be applied in a manner that is no less favorable than if the Option granted hereunder were subject to the anti-dilution and adjustment provisions of warrants granted pursuant to the Warrant Agreement, dated as of June 29, 1999, among the Company and Harris Bank and Trust, as Warrant Agent. In addition, if there occurs any consolidation or merger of the Company with or into any other person or entity (other than a merger consolidation of the Company in which the Company is the continuing corporation and which does not result in any reclassification or change of the outstanding Common Shares) or sale, transfer or other disposition of all or substantially all of the assets of the Company to another person or entity, then each Option shall thereafter be exercisable into the same kind and amount of securities (including shares of stock) or other assets, or both, which were issuable or distributable to holders of outstanding Common Shares upon such consolidation, merger, sale or conveyance in respect of that number of Common Shares into which the Options might have been converted immediately prior to such consolidation, merger, sale or conveyance and in any such case appropriate adjustments shall be made to insure that the provisions set forth herein shall be thereafter applicable as reasonably may be practicable in relation to any securities or other assets thereafter deliverable upon exercise of the Options.

         12. OPTION SUBJECT TO PLAN. By entering into this Agreement the Participant agrees and acknowledges that the Participant has received and read a copy of the Plan. The Option is subject to the Plan. The terms and provisions of the Plan as it may be amended from time to time are hereby incorporated herein by reference. In the event of a conflict between any term or provision contained herein and a term or provision of the Plan, the applicable terms and provisions of the Plan will govern and prevail.

         13. SIGNATURE IN COUNTERPARTS. This Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement.


                                     PENN TRAFFIC COMPANY


                                     /s/ Francis D. Price
                                     --------------------------------------
                                     By: Francis D. Price
                                     Title: Vice President, General Counsel



                                     OPTIONEE


                                     /s/ Martin A. Fox
                                     --------------------------------------
                                     Martin A. Fox

                                                                          Ex B-1


                                 AWARD AGREEMENT


         THIS AGREEMENT (the "Agreement"), is made effective as of the 29th day of June, 1999, (hereinafter called the "Date of Grant"), between Penn Traffic Company, a Delaware corporation (hereinafter called the "Company"), and Gary D. Hirsch (hereinafter called the "Participant"):


                                R E C I T A L S:
                                - - - - - - - -

         WHEREAS, the Company has adopted the Penn Traffic Company 1999 Equity Incentive Plan (the "Plan"), which Plan is incorporated herein by reference and made a part of this Agreement. Capitalized terms not otherwise defined herein shall have the same meanings as in the Plan; and

         WHEREAS, the Committee has determined that it would be in the best interests of the Company and its stockholders to grant the option provided for herein (the "Option") to the Participant pursuant to the Plan and the terms set forth herein.

         NOW THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties hereto agree as follows:

         1. GRANT OF THE OPTION. The Company hereby grants to the Participant the right and option (the "Option") to purchase, on the terms and conditions hereinafter set forth, all or any part of an aggregate of 240,000 Common Shares, subject to adjustment as set forth in the Plan. The purchase price of the Shares subject to the Option shall be $18.30 per Share (the "Exercise Price").

         2. VESTING.

         (a) Subject to the Participant's continued employment with the Company, the Option shall vest and become exercisable with respect to fifty percent (50%) of the Shares initially covered by the Option on each of the third and fourth anniversaries of the Date of Grant.

         At any given time, the portion of the Option which has become vested and exercisable as described above is hereinafter referred to as the "Vested Portion".

         (b) If the Participant ceases to provide services to the Company under the Management Agreement for any reason other than the Participant's death or disability, the Option shall, to the extent not then vested, be canceled by the Company without consideration and the Vested Portion of the Option shall remain exercisable for the period set forth in Section 3(a).

         (c) Notwithstanding any provision of this Agreement to the contrary, in the event that the Participant ceases to render services to the Company pursuant to the Management Agreement as a result of the Participant's death or permanent disability (as determined in accordance with the Management Agreement), the Participant (or his beneficiaries) shall be immediately vested in such additional Shares as would have become vested if the Participant had continued to render service to the Company pursuant to the Management Agreement for a period of one year beyond the date the Participant ceases to provide services pursuant to the Management Agreement.

         (d) In the event of a Change of Control (as defined in the Plan) the Option shall, to the extent not then vested and not previously canceled, continue to vest and become exercisable in accordance with Section 2(a) and (b) above notwithstanding such Change of Control.

         3. EXERCISE OF OPTION.

         (a) PERIOD OF EXERCISE. Subject to the provisions of the Plan and this Agreement, the Participant may exercise all or any part of the Vested Portion of the Option at any time prior to the earliest to occur of:

                  (i) the tenth anniversary of the Date of Grant;

                  (ii) sixty days following the date that the Participant no longer provides services to the Company pursuant to the Management Agreement, any amendment, modification or successor to such agreement or any other similar management or employment agreement for "Cause;" or

                  (iii) the later of (x) sixty days following the date the Participant no longer provides services to the Company pursuant to the Management Agreement, any amendment, modification or successor to such agreement or any other similar management or employment agreement for any reason other than "Cause" and (y) the sixth anniversary of the effective date of the Date of Grant.

         For purposes of this agreement:

         "Cause" shall mean (i) a felony conviction or guilty plea or (ii) a conviction or guilty plea of any crime involving fraud or embezzlement.

         (b) METHOD OF EXERCISE.

         (i) Subject to Section 3(a), the Option may be exercised by delivering to the Company at its principal office written notice of intent to so exercise; PROVIDED that, the Option may be exercised with respect to whole Shares only. Such notice shall specify the number of Shares for which the Option is being exercised and shall be accompanied by payment in full of the Exercise Price. The payment of the Exercise Price may be made in cash, or its equivalent, or (x) by exchanging Shares owned by the Participant (which are not the subject of any pledge or other security interest and which have been owned by the Participant for at least 6 months), (y) subject to such rules as may be reasonably established by the Committee, through delivery of irrevocable instructions to a broker to sell a portion of the Shares otherwise deliverable upon the exercise of the Option and to deliver promptly to the Company an amount equal to the aggregate exercise price of the portion of the Option so exercised or (z) by the promissory note and agreement of the Participant providing for the payment with interest of the unpaid balance accruing at a rate not less than needed to avoid the imputation of income under Code section 7872 and upon such terms and conditions (including the furnishing of security, if any therefor) as the Committee may determine, or by a combination of the foregoing.

         (ii) Notwithstanding any other provision of the Plan or this Agreement to the contrary, the Option may not be exercised prior to the completion of any registration or qualification of the Option or the Shares under applicable state and federal securities or other laws, or under any ruling or regulation of any governmental body or national securities exchange that the Committee shall in its sole discretion determine to be necessary or advisable.

         (iii) Upon the Company's determination that the Option has been validly exercised as to any of the Shares, the Company shall issue certificates in the Participant's name for such Shares. However, the Company shall not be liable to the Participant for damages relating to any delays in issuing the certificates to him, any loss of the certificates, or any mistakes or errors in the issuance of the certificates or in the certificates themselves.

         (iv) In the event of the Participant's death, the Vested Portion of the Option shall remain exercisable by the Participant's executor or administrator, or the person or persons to whom the Participant's rights under this Agreement shall pass by will or by the laws of descent and distribution as the case may be, to the extent set forth in Section 3(a). Any heir or legatee of the Participant shall take rights herein granted subject to the terms and conditions hereof.

         4. NO RIGHT TO CONTINUED EMPLOYMENT. Neither the Plan nor this Agreement shall be construed as (i) giving the Participant the right to be retained in the employ of, or in any consulting relationship to, the Company or any Affiliate or (ii) in any way affecting the rights of the parties under the Management Agreement. Further, the Company or an Affiliate may at any time dismiss the Participant or discontinue any consulting relationship, free from any liability or any claim under the Plan or this Agreement, except as otherwise expressly provided herein.

         5. LEGEND ON CERTIFICATES. The certificates representing the Shares purchased by exercise of the Option shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which such Shares are listed, and any applicable Federal or state laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

         6. TRANSFERABILITY. The Option may not be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by the Participant otherwise than by will or by the laws of descent and distribution, and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Affiliate; provided that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance. No such permitted transfer of the Option to heirs or legatees of the Participant shall be effective to bind the Company unless the Committee shall have been furnished with written notice thereof and a copy of such evidence as the Committee may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions hereof. During the Participant's lifetime, the Option is exercisable only by the Participant.

         Notwithstanding the foregoing, the vested portion of this Option, insofar as such vested portion is not intended to be treated as an Incentive Stock Option that complies with section 422 of the Internal Revenue Code of 1986, as amended, may be transferred by the Participant (the "Grantee") without consideration, subject to such rules as the Committee may adopt to preserve the purposes of the Plan, to:

                  (a) any or all of the Grantee's spouse, children or grandchildren (including adopted and stepchildren and grandchildren) (collectively, the "Immediate Family");

                  (b) a trust solely for the benefit of the Grantee and/or his or her Immediate Family or (a "Family Trust"); or

                  (c) a partnership or limited liability company whose only partners or shareholders are the Grantee and/or his or her Immediate Family and/or a Family Trust;

         (each transferee described in clauses (a), (b) and (c) above is hereinafter referred to as a "Permitted Transferee"); PROVIDED that the Grantee gives the Committee advance written notice describing the terms and conditions of the proposed transfer and the Committee notifies the Grantee in writing that such a transfer would comply with the requirements of the Plan and this Agreement.

                  If any portion of this Option is transferred in accordance with the immediately preceding sentence, the terms of this Option shall apply to the Permitted Transferee and any reference in this Agreement to an optionee, Grantee or Participant shall be deemed to refer to the Permitted Transferee, except that (a) Permitted Transferees shall not be entitled to transfer this Option, other than by will or the laws of descent and distribution; (b) Permitted Transferees shall not be entitled to exercise the transferred Option unless there shall be in effect a registration statement on an appropriate form covering the shares to be acquired pursuant to the exercise of such Option if the Committee determines that such registration statement is necessary or appropriate, (c) the Committee or the Company shall not be required to provide any notice to a Permitted Transferee, whether or not such notice is or would otherwise have been required to be given to the Grantee under the Plan or otherwise and (d) the consequences of termination of the Grantee's employment by, or services to, the

         Company under the terms of the Plan and this Agreement shall continue to be applied with respect to the Grantee, following which the Option shall be exercisable by the Permitted Transferee only to the extent, and for the periods, specified in the Plan and this Agreement.

         7. WITHHOLDING.

         (a) The Participant may be required to pay to the Company or any Affiliate and the Company or any Affiliate shall have the right and is hereby authorized to withhold from any Shares or other property deliverable under the Option or from any compensation or other amount owing to a Participant or Hirsch & Fox, L.L.C. the amount (in cash, Shares or other property) of any applicable withholding taxes in respect of the Option, its exercise, or any payment or transfer under the Option or under the Plan and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes.

         (b) Without limiting the generality of Section 7(a) above, the Participant may satisfy, in whole or in part, the foregoing withholding liability by delivery of Shares owned by the Participant (which are not subject to any pledge or other security interest and which have been owned by the Participant for at least 6 months) with a Fair Market Value equal to such withholding liability or by having the Company withhold from the number of Shares otherwise issuable pursuant to the exercise of the option a number of Shares with a Fair Market Value equal to such withholding liability.

         (c) The Company may, as a condition of Option exercise, require that satisfactory arrangements have been made in advance to satisfy all tax withholding obligations.

         8. SECURITIES LAWS. Upon the acquisition of any Shares pursuant to the exercise of the Option, the Participant will make or enter into such written representations, warranties and agreements as the Committee may reasonably request in order to comply with applicable securities laws or with this Agreement.

         9. NOTICES. Any notice necessary under this Agreement shall be addressed to the Company in care of its Secretary at the principal executive office of the Company and to the Participant at the address appearing in the personnel records of the Company for the Participant or to either party at such other address as either party hereto may hereafter designate in writing to the other. Any such notice shall be deemed effective upon receipt thereof by the addressee.

         10. CHOICE OF LAW. THE INTERPRETATION, PERFORMANCE AND ENFORCEMENT OF THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF DELAWARE WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

         11. ANTI-DILUTION. The provisions of Section 4(b) and Section 7(c) of the Plan, shall be applied in a manner that is no less favorable than if the Option granted hereunder were subject to the anti-dilution and adjustment provisions of warrants granted pursuant to the Warrant Agreement, dated as of June 29, 1999, among the Company and Harris Bank and Trust, as Warrant Agent. In addition, if there occurs any consolidation or merger of the Company with or into any other person or entity (other than a merger consolidation of the Company in which the Company is the continuing corporation and which does not result in any reclassification or change of the outstanding Common Shares) or sale, transfer or other disposition of all or substantially all of the assets of the Company to another person or entity, then each Option shall thereafter be exercisable into the same kind and amount of securities (including shares of stock) or other assets, or both, which were issuable or distributable to holders of outstanding Common Shares upon such consolidation, merger, sale or conveyance in respect of that number of Common Shares into which the Options might have been converted immediately prior to such consolidation, merger, sale or conveyance and in any such case appropriate adjustments shall be made to insure that the provisions set forth herein shall be thereafter applicable as reasonably may be practicable in relation to any securities or other assets thereafter deliverable upon exercise of the Options.

         12. OPTION SUBJECT TO PLAN. By entering into this Agreement the Participant agrees and acknowledges that the Participant has received and read a copy of the Plan. The Option is subject to the Plan. The terms and provisions of the Plan as it may be amended from time to time are hereby incorporated herein by reference. In the event of a conflict between any term or provision contained herein and a term or provision of the Plan, the applicable terms and provisions of the Plan will govern and prevail.

         13. SIGNATURE IN COUNTERPARTS. This Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement.


                                     PENN TRAFFIC COMPANY


                                     /s/ Francis D. Price
                                     --------------------------------------
                                     By: Francis D. Price
                                     Title: Vice President, General Counsel



                                     OPTIONEE


                                     /s/ Gary D. Hirsch
                                     --------------------------------------
                                     Gary D. Hirsch

                                                                          Ex B-2



                                 AWARD AGREEMENT


         THIS AGREEMENT (the "Agreement"), is made effective as of the 29th day of June, 1999, (hereinafter called the "Date of Grant"), between Penn Traffic Company, a Delaware corporation (hereinafter called the "Company"), and Martin
A. Fox (hereinafter called the "Participant"):


                                R E C I T A L S:
                                - - - - - - - -

         WHEREAS, the Company has adopted the Penn Traffic Company 1999 Equity Incentive Plan (the "Plan"), which Plan is incorporated herein by reference and made a part of this Agreement. Capitalized terms not otherwise defined herein shall have the same meanings as in the Plan; and

         WHEREAS, the Committee has determined that it would be in the best interests of the Company and its stockholders to grant the option provided for herein (the "Option") to the Participant pursuant to the Plan and the terms set forth herein.

         NOW THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties hereto agree as follows:

         1. GRANT OF THE OPTION. The Company hereby grants to the Participant the right and option (the "Option") to purchase, on the terms and conditions hereinafter set forth, all or any part of an aggregate of 87,000 Common Shares, subject to adjustment as set forth in the Plan. The purchase price of the Shares subject to the Option shall be $18.30 per Share (the "Exercise Price").

         2. VESTING.

         (a) Subject to the Participant's continued employment with the Company, the Option shall vest and become exercisable with respect to fifty percent (50%) of the Shares initially covered by the Option on each of the third and fourth anniversaries of the Date of Grant.

         At any given time, the portion of the Option which has become vested and exercisable as described above is hereinafter referred to as the "Vested Portion".

         (b) If the Participant ceases to provide services to the Company under the Management Agreement for any reason other than the Participant's death or disability, the Option shall, to the extent not then vested, be canceled by the Company without consideration and the Vested Portion of the Option shall remain exercisable for the period set forth in Section 3(a).

         (c) Notwithstanding any provision of this Agreement to the contrary, in the event that the Participant ceases to render services to the Company pursuant to the Management Agreement as a result of the Participant's death or permanent disability (as determined in accordance with the Management Agreement), the Participant (or his beneficiaries) shall be immediately vested in such additional Shares as would have become vested if the Participant had continued to render service to the Company pursuant to the Management Agreement for a period of one year beyond the date the Participant ceases to provide services pursuant to the Management Agreement.

         (d) In the event of a Change of Control (as defined in the Plan) the Option shall, to the extent not then vested and not previously canceled, continue to vest and become exercisable in accordance with Section 2(a) and (b) above notwithstanding such Change of Control.

         3. EXERCISE OF OPTION.

         (a) PERIOD OF EXERCISE. Subject to the provisions of the Plan and this Agreement, the Participant may exercise all or any part of the Vested Portion of the Option at any time prior to the earlier to occur of:

                  (i) the tenth anniversary of the Date of Grant;

                  (ii) sixty days following the date that the Participant no longer provides services to the Company pursuant to the Management Agreement, any amendment, modification or successor to such agreement or any other similar management or employment agreement for "Cause;" or

                  (iii) the later of (x) sixty days following the date the Participant no longer provides services to the Company pursuant to the Management Agreement, any amendment, modification or successor to such agreement or any other similar management or employment agreement for any reason other than "Cause" and (y) the sixth anniversary of the effective date of the Date of Grant.

         For purposes of this agreement:

         "Cause" shall mean (i) a felony conviction or guilty plea or (ii) a conviction or guilty plea of any crime involving fraud or embezzlement.

         (b) METHOD OF EXERCISE.

         (i) Subject to Section 3(a), the Option may be exercised by delivering to the Company at its principal office written notice of intent to so exercise; PROVIDED that, the Option may be exercised with respect to whole Shares only. Such notice shall specify the number of Shares for which the Option is being exercised and shall be accompanied by payment in full of the Exercise Price. The payment of the Exercise Price may be made in cash, or its equivalent, or (x) by exchanging Shares owned by the Participant (which are not the subject of any pledge or other security interest and which have been owned by the Participant for at least 6 months), (y) subject to such rules as may be reasonably established by the Committee, through delivery of irrevocable instructions to a broker to sell a portion of the Shares otherwise deliverable upon the exercise of the Option and to deliver promptly to the Company an amount equal to the aggregate exercise price of the portion of the Option so exercised or (z) by the promissory note and agreement of the Participant providing for the payment with interest of the unpaid balance accruing at a rate not less than needed to avoid the imputation of income under Code section 7872 and upon such terms and conditions (including the furnishing of security, if any therefor) as the Committee may determine, or by a combination of the foregoing.

         (ii) Notwithstanding any other provision of the Plan or this Agreement to the contrary, the Option may not be exercised prior to the completion of any registration or qualification of the Option or the Shares under applicable state and federal securities or other laws, or under any ruling or regulation of any governmental body or national securities exchange that the Committee shall in its sole discretion determine to be necessary or advisable.

         (iii) Upon the Company's determination that the Option has been validly exercised as to any of the Shares, the Company shall issue certificates in the Participant's name for such Shares. However, the Company shall not be liable to the Participant for damages relating to any delays in issuing the certificates to him, any loss of the certificates, or any mistakes or errors in the issuance of the certificates or in the certificates themselves.

         (iv) In the event of the Participant's death, the Vested Portion of the Option shall remain exercisable by the Participant's executor or administrator, or the person or persons to whom the Participant's rights under this Agreement shall pass by will or by the laws of descent and distribution as the case may be, to the extent set forth in Section 3(a). Any heir or legatee of the Participant shall take rights herein granted subject to the terms and conditions hereof.

         4. NO RIGHT TO CONTINUED EMPLOYMENT. Neither the Plan nor this Agreement shall be construed as (i) giving the Participant the right to be retained in the employ of, or in any consulting relationship to, the Company or any Affiliate or (ii) in any way affecting the rights of the parties under the Management Agreement. Further, the Company or an Affiliate may at any time dismiss the Participant or discontinue any consulting relationship, free from any liability or any claim under the Plan or this Agreement, except as otherwise expressly provided herein.

         5. LEGEND ON CERTIFICATES. The certificates representing the Shares purchased by exercise of the Option shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which such Shares are listed, and any applicable Federal or state laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

         6. TRANSFERABILITY. The Option may not be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by the Participant otherwise than by will or by the laws of descent and distribution, and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Affiliate; provided that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance. No such permitted transfer of the Option to heirs or legatees of the Participant shall be effective to bind the Company unless the Committee shall have been furnished with written notice thereof and a copy of such evidence as the Committee may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions hereof. During the Participant's lifetime, the Option is exercisable only by the Participant.

         Notwithstanding the foregoing, the vested portion of this Option, insofar as such vested portion is not intended to be treated as an Incentive Stock Option that complies with section 422 of the Internal Revenue Code of 1986, as amended, may be transferred by the Participant (the "Grantee") without consideration, subject to such rules as the Committee may adopt to preserve the purposes of the Plan, to:

                  (A) any or all of the Grantee's spouse, children or grandchildren (including adopted and stepchildren and grandchildren) (collectively, the "Immediate Family");

                  (B) a trust solely for the benefit of the Grantee and/or his or her Immediate Family or (a "Family Trust"); or

                  (C) a partnership or limited liability company whose only partners or shareholders are the Grantee and/or his or her Immediate Family and/or a Family Trust;

         (each transferee described in clauses (A), (B) and (C) above is hereinafter referred to as a "Permitted Transferee"); PROVIDED that the Grantee gives the Committee advance written notice describing the terms and conditions of the proposed transfer and the Committee notifies the Grantee in writing that such a transfer would comply with the requirements of the Plan and this Agreement.

                  If any portion of this Option is transferred in accordance with the immediately preceding sentence, the terms of this Option shall apply to the Permitted Transferee and any reference in this Agreement to an optionee, Grantee or Participant shall be deemed to refer to the Permitted Transferee, except that (a) Permitted Transferees shall not be entitled to transfer this Option, other than by will or the laws of descent and distribution; (b) Permitted Transferees shall not be entitled to exercise the transferred Option unless there shall be in effect a registration statement on an appropriate form covering the shares to be acquired pursuant to the exercise of such Option if the Committee determines that such registration statement is necessary or appropriate, (c) the Committee or the Company shall not be required to provide any notice to a Permitted Transferee, whether or not such notice is or would otherwise have been required to be given to the Grantee under the Plan or otherwise and (d) the consequences of termination of the Grantee's employment by, or services to, the

         Company under the terms of the Plan and this Agreement shall continue to be applied with respect to the Grantee, following which the Option shall be exercisable by the Permitted Transferee only to the extent, and for the periods, specified in the Plan and this Agreement.

         7. WITHHOLDING.

         (a) The Participant may be required to pay to the Company or any Affiliate and the Company or any Affiliate shall have the right and is hereby authorized to withhold from any Shares or other property deliverable under the Option or from any compensation or other amount owing to a Participant or Hirsch & Fox, L.L.C. the amount (in cash, Shares, or other property) of any applicable withholding taxes in respect of the Option, its exercise, or any payment or transfer under the Option or under the Plan and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes.

         (b) Without limiting the generality of Section 7(a) above, the Participant may satisfy, in whole or in part, the foregoing withholding liability by delivery of Shares owned by the Participant (which are not subject to any pledge or other security interest and which have been owned by the Participant for at least 6 months) with a Fair Market Value equal to such withholding liability or by having the Company withhold from the number of Shares otherwise issuable pursuant to the exercise of the option a number of Shares with a Fair Market Value equal to such withholding liability.

         (c) The Company may, as a condition of Option exercise, require that satisfactory arrangements have been made in advance to satisfy all tax withholding obligations.

         8. SECURITIES LAWS. Upon the acquisition of any Shares pursuant to the exercise of the Option, the Participant will make or enter into such written representations, warranties and agreements as the Committee may reasonably request in order to comply with applicable securities laws or with this Agreement.

         9. NOTICES. Any notice necessary under this Agreement shall be addressed to the Company in care of its Secretary at the principal executive office of the Company and to the Participant at the address appearing in the personnel records of the Company for the Participant or to either party at such other address as either party hereto may hereafter designate in writing to the other. Any such notice shall be deemed effective upon receipt thereof by the addressee.

         10. CHOICE OF LAW. THE INTERPRETATION, PERFORMANCE AND ENFORCEMENT OF THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF DELAWARE WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

         11. ANTI-DILUTION. The provisions of Section 4(b) and Section 7(c) of the Plan, shall be applied in a manner that is no less favorable than if the Option granted hereunder were subject to the anti-dilution and adjustment provisions of warrants granted pursuant to the Warrant Agreement, dated as of June 29, 1999, among the Company and Harris Bank and Trust, as Warrant Agent. In addition, if there occurs any consolidation or merger of the Company with or into any other person or entity (other than a merger consolidation of the Company in which the Company is the continuing corporation and which does not result in any reclassification or change of the outstanding Common Shares) or sale, transfer or other disposition of all or substantially all of the assets of the Company to another person or entity, then each Option shall thereafter be exercisable into the same kind and amount of securities (including shares of stock) or other assets, or both, which were issuable or distributable to holders of outstanding Common Shares upon such consolidation, merger, sale or conveyance in respect of that number of Common Shares into which the Options might have been converted immediately prior to such consolidation, merger, sale or conveyance and in any such case appropriate adjustments shall be made to insure that the provisions set forth herein shall be thereafter applicable as reasonably may be practicable in relation to any securities or other assets thereafter deliverable upon exercise of the Options.

         12. OPTION SUBJECT TO PLAN. By entering into this Agreement the Participant agrees and acknowledges that the Participant has received and read a copy of the Plan. The Option is subject to the Plan. The terms and provisions of the Plan as it may be amended from time to time are hereby incorporated herein by reference. In the event of a conflict between any term or provision contained herein and a term or provision of the Plan, the applicable terms and provisions of the Plan will govern and prevail.

         13. SIGNATURE IN COUNTERPARTS. This Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement.


                                    PENN TRAFFIC COMPANY


                                    /s/ Francis D. Price
                                    --------------------------------------
                                    By: Francis D. Price
                                    Title: Vice President, General Counsel



                                    OPTIONEE


                                    /s/ Martin A. Fox
                                    --------------------------------------
                                    Martin A. Fox

                                                                          Ex C-1



                                 AWARD AGREEMENT


         THIS AGREEMENT (the "Agreement"), is made effective as of September 22, 1999, (hereinafter called the "Date of Grant"), between Penn Traffic Company, a Delaware corporation (hereinafter called the "Company"), and Gary D. Hirsch (hereinafter called the "Participant"):


                                R E C I T A L S:
                                - - - - - - - -

         WHEREAS, the Company has adopted the Penn Traffic Company 1999 Equity Incentive Plan (the "Plan"), which Plan is incorporated herein by reference and made a part of this Agreement;

         WHEREAS, the Company and Hirsch & Fox L.L.C. have amended and restated the Management Agreement between them as of the date hereof (as so amended and restated, the "Management Agreement");

         WHEREAS, capitalized terms not otherwise defined herein shall have the same meanings as in the Plan; and

         WHEREAS, the Committee has determined that it would be in the best interests of the Company and its stockholders to grant the option provided for herein (the "Option") to the Participant pursuant to the Plan and the terms set forth herein.

         NOW THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties hereto agree as follows:

         1. GRANT OF THE OPTION. The Company hereby grants to the Participant the right and option (the "Option") to purchase, on the terms and conditions hereinafter set forth, all or any part of an aggregate of 240,000 Common Shares, subject to adjustment as set forth in the Plan. The purchase price of the Shares subject to the Option shall be $8.75 per Share (the "Exercise Price").

         2. VESTING.

         One hundred percent (100%) of the Shares initially covered by the Option shall be immediately vested and exercisable upon the occurrence of a
Section 4(d) Change of Control (as defined in the Management Agreement) on or before the

Determination Date (as defined in the Management Agreement).

         3. EXERCISE OF OPTION.

         (a) PERIOD OF EXERCISE. Subject to the provisions of the Plan and this Agreement, the Participant may exercise all or any part of the Option at any time prior to 180 days following consummation of the Section 4(d) Change of Control.

         (b) METHOD OF EXERCISE.

         (i) Subject to Section 3(a), the Option may be exercised by delivering to the Company at its principal office written notice of intent to so exercise; PROVIDED that, the Option may be exercised with respect to whole Shares only. Such notice shall specify the number of Shares for which the Option is being exercised and shall be accompanied by payment in full of the Exercise Price. The payment of the Exercise Price may be made in cash, or its equivalent, or (x) by exchanging Shares owned by the Participant (which are not the subject of any pledge or other security interest and which have been owned by the Participant for at least 6 months), (y) subject to such rules as may be reasonably established by the Committee, through delivery of irrevocable instructions to a broker to sell a portion of the Shares otherwise deliverable upon the exercise of the Option and to deliver promptly to the Company an amount equal to the aggregate exercise price of the portion of the Option so exercised or (z) by the promissory note and agreement of the Participant providing for the payment with interest of the unpaid balance accruing at a rate not less than needed to avoid the imputation of income under Code section 7872 and upon such terms and conditions (including the furnishing of security, if any therefor) as the Committee may determine, or by a combination of the foregoing.

         (ii) Notwithstanding any other provision of the Plan or this Agreement to the contrary, the Option may not be exercised prior to the completion of any registration or qualification of the Option or the Shares under applicable state and federal securities or other laws, or under any ruling or regulation of any governmental body or national securities exchange that the Committee shall in its sole discretion determine to be necessary or advisable.

         (iii) Upon the Company's determination that the Option has been validly exercised as to any of the Shares, the Company shall issue certificates in the Participant's name for such Shares. However, the Company shall not be liable to the

Participant for damages relating to any delays in issuing the certificates to him, any loss of the certificates, or any mistakes or errors in the issuance of the certificates or in the certificates themselves.

         (iv) In the event of the Participant's death, the Option shall remain exercisable by the Participant's executor or administrator, or the person or persons to whom the Participant's rights under this Agreement shall pass by will or by the laws of descent and distribution as the case may be, to the extent set forth in Section 3(a). Any heir or legatee of the Participant shall take rights herein granted subject to the terms and conditions hereof.

         4. NO RIGHT TO CONTINUED EMPLOYMENT. Neither the Plan nor this Agreement shall be construed as (i) giving the Participant the right to be retained in the employ of, or in any consulting relationship to, the Company or any Affiliate or (ii) in any way affecting the rights of the parties under the Management Agreement. Further, the Company or an Affiliate may at any time dismiss the Participant or discontinue any consulting relationship, free from any liability or any claim under the Plan or this Agreement, except as otherwise expressly provided herein.

         5. LEGEND ON CERTIFICATES. The certificates representing the Shares purchased by exercise of the Option shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which such Shares are listed, and any applicable Federal or state laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

         6. TRANSFERABILITY. The Option may not be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by the Participant otherwise than by will or by the laws of descent and distribution, and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Affiliate; provided that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance. No such permitted transfer of the Option to heirs or legatees of the Participant shall be effective to bind the Company unless the Committee shall have been furnished with written notice thereof and a copy of such evidence as the Committee may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions hereof. During the Participant's lifetime, the Option is exercisable only by the Participant.

         Notwithstanding the foregoing, the vested portion of this Option, insofar as such vested portion is not intended to be treated as an Incentive Stock Option that complies with section 422 of the Internal Revenue Code of 1986, as amended, may be transferred by the Participant (the "Grantee") without consideration, subject to such rules as the Committee may adopt to preserve the purposes of the Plan, to:

                  (A) any or all of the Grantee's spouse, children or grandchildren (including adopted and stepchildren and grandchildren) (collectively, the "Immediate Family");

                  (B) a trust solely for the benefit of the Grantee and/or his or her Immediate Family (a "Family Trust"); or

                  (C) a partnership or limited liability company whose only partners or shareholders are the Grantee and/or his or her Immediate Family and/or a Family Trust;

         (each transferee described in clauses (A), (B) and (C) above is hereinafter referred to as a "Permitted Transferee"); PROVIDED that the Grantee gives the Committee advance written notice describing the terms and conditions of the proposed transfer and the Committee notifies the Grantee in writing that such a transfer would comply with the requirements of the Plan and this Agreement.

                  If any portion of this Option is transferred in accordance with the immediately preceding sentence, the terms of this Option shall apply to the Permitted Transferee and any reference in this Agreement to an optionee, Grantee or Participant shall be deemed to refer to the Permitted Transferee, except that (a) Permitted Transferees shall not be entitled to transfer this Option, other than by will or the laws of descent and distribution; (b) Permitted Transferees shall not be entitled to exercise the transferred Option unless there shall be in effect a registration statement on an appropriate form covering the shares to be acquired pursuant to the exercise of such Option if the Committee determines that such registration statement is necessary or appropriate, (c) the Committee or the Company shall not be required to provide any notice to a Permitted Transferee, whether or not such notice is or would otherwise have been required to be given to the Grantee under the Plan or otherwise and (d) the consequences of termination of the Grantee's employment by, or services to, the

         Company under the terms of the Plan and this Agreement shall continue to be applied with respect to the Grantee, following which the Option shall be exercisable by the Permitted Transferee only to the extent, and for the periods, specified in the Plan and this Agreement.

         7. WITHHOLDING.

         (a) The Participant may be required to pay to the Company or any Affiliate and the Company or any Affiliate shall have the right and is hereby authorized to withhold from any Shares or other property deliverable under the Option or from any compensation or other amount owing to the Participant or to Hirsch & Fox, L.L.C. the amount (in cash, Shares or other property) of any applicable withholding taxes in respect of the Option, its exercise, or any payment or transfer under the Option or under the Plan and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes.

         (b) Without limiting the generality of Section 7(a) above, the Participant may satisfy, in whole or in part, the foregoing withholding liability by delivery of Shares owned by the Participant (which are not subject to any pledge or other security interest and which have been owned by the Participant for at least 6 months) with a Fair Market Value equal to such withholding liability or by having the Company withhold from the number of Shares otherwise issuable pursuant to the exercise of the option a number of Shares with a Fair Market Value equal to such withholding liability.

         (c) The Company may, as a condition of Option exercise, require that satisfactory arrangements have been made in advance to satisfy all tax withholding obligations.

                  8. SECURITIES LAWS. Upon the acquisition of any Shares pursuant to the exercise of the Option, the Participant will make or enter into such written representations, warranties and agreements as the Committee may reasonably request in order to comply with applicable securities laws or with this Agreement.

         9. NOTICES. Any notice necessary under this Agreement shall be addressed to the Company in care of its Secretary at the principal executive office of the Company and to the Participant at the address appearing in the personnel records of the Company for the Participant or to either party at such other address as either party hereto may hereafter designate in writing to the other. Any such notice shall be deemed effective upon receipt thereof by the addressee.

         10. CHOICE OF LAW. THE INTERPRETATION, PERFORMANCE AND ENFORCEMENT OF THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF DELAWARE WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

         11. ANTI-DILUTION. The provisions of Section 4(b) and Section 7(c) of the Plan, shall be applied in a manner that is no less favorable than if the Option granted hereunder were subject to the anti-dilution and adjustment provisions of warrants granted pursuant to the Warrant Agreement, dated as of June 29, 1999, among the Company and Harris Bank and Trust, as Warrant Agent. In addition, if there occurs any consolidation or merger of the Company with or into any other person or entity (other than a merger consolidation of the Company in which the Company is the continuing corporation and which does not result in any reclassification or change of the outstanding Common Shares) or sale, transfer or other disposition of all or substantially all of the assets of the Company to another person or entity, then each Option shall thereafter be exercisable into the same kind and amount of securities (including shares of stock) or other assets, or both, which were issuable or distributable to holders of outstanding Common Shares upon such consolidation, merger, sale or conveyance in respect of that number of Common Shares into which the Options might have been converted immediately prior to such consolidation, merger, sale or conveyance and in any such case appropriate adjustments shall be made to insure that the provisions set forth herein shall be thereafter applicable as reasonably may be practicable in relation to any securities or other assets thereafter deliverable upon exercise of the Options. In addition, in the event the Section 4(d) Change of Control which resulted (or would result upon consummation) in the Options vesting pursuant to Section 2 is a tender offer or exchange offer, the Company, at the Participant's option, shall (i) in the case of a cash tender offer, pay the Participant the difference between the cash consideration in the tender offer and the exercise price of the Options and (ii) in the case of any other tender offer or exchange offer, provide, notwithstanding the provisions of Section 2 hereof, that the Participant shall be permitted to exercise the Options immediately prior to the consummation of such tender offer or exchange offer so that the Participant may tender any or all of the Shares received upon exercise of the Options in such tender offer or exchange offer.

         12. OPTION SUBJECT TO PLAN. By entering into this Agreement the Participant agrees and acknowledges that the Participant has received and read a copy of the Plan. The Option is subject to the Plan. The terms and provisions of the Plan as it may be amended from time to time are hereby incorporated herein by reference. In the event of a conflict between any term or provision contained herein and a term or provision of the Plan, the applicable terms and provisions of the Plan will govern and prevail.

         13. SIGNATURE IN COUNTERPARTS. This Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement.


                                    PENN TRAFFIC COMPANY


                                    /s/ Francis D. Price
                                    --------------------------------------
                                    By: Francis D. Price
                                    Title: Vice President, General Counsel



                                    OPTIONEE


                                    /s/ Gary D. Hirsch
                                    --------------------------------------
                                    Gary D. Hirsch

                                                                         Ex. C-2


                                 AWARD AGREEMENT


         THIS AGREEMENT (the "Agreement"), is made effective as of September 22, 1999, (hereinafter called the "Date of Grant"), between Penn Traffic Company, a Delaware corporation (hereinafter called the "Company"), and Martin A. Fox (hereinafter called the "Participant"):


                                R E C I T A L S:
                                - - - - - - - -

         WHEREAS, the Company has adopted the Penn Traffic Company 1999 Equity Incentive Plan (the "Plan"), which Plan is incorporated herein by reference and made a part of this Agreement;

         WHEREAS, the Company and Hirsch & Fox L.L.C. have amended and restated the Management Agreement between them as of the date hereof (as so amended and restated, the "Management Agreement");

         WHEREAS, capitalized terms not otherwise defined herein shall have the same meanings as in the Plan; and

         WHEREAS, the Committee has determined that it would be in the best interests of the Company and its stockholders to grant the option provided for herein (the "Option") to the Participant pursuant to the Plan and the terms set forth herein.

         NOW THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties hereto agree as follows:

         1. GRANT OF THE OPTION. The Company hereby grants to the Participant the right and option (the "Option") to purchase, on the terms and conditions hereinafter set forth, all or any part of an aggregate of 87,000 Common Shares, subject to adjustment as set forth in the Plan. The purchase price of the Shares subject to the Option shall be $8.75 per Share (the "Exercise Price").

         2. VESTING.

         One hundred percent (100%) of the Shares initially covered by the Option shall be immediately vested and exercisable upon the occurrence of a
Section 4(d) Change of Control (as defined in the Management Agreement) on or before the

Determination Date (as defined in the Management Agreement).

         3. EXERCISE OF OPTION.

         (a) PERIOD OF EXERCISE. Subject to the provisions of the Plan and this Agreement, the Participant may exercise all or any part of the Option at any time prior to 180 days following consummation of the Section 4(d) Change of Control.

         (b) METHOD OF EXERCISE.

         (i) Subject to Section 3(a), the Option may be exercised by delivering to the Company at its principal office written notice of intent to so exercise; PROVIDED that, the Option may be exercised with respect to whole Shares only. Such notice shall specify the number of Shares for which the Option is being exercised and shall be accompanied by payment in full of the Exercise Price. The payment of the Exercise Price may be made in cash, or its equivalent, or (x) by exchanging Shares owned by the Participant (which are not the subject of any pledge or other security interest and which have been owned by the Participant for at least 6 months), (y) subject to such rules as may be reasonably established by the Committee, through delivery of irrevocable instructions to a broker to sell a portion of the Shares otherwise deliverable upon the exercise of the Option and to deliver promptly to the Company an amount equal to the aggregate exercise price of the portion of the Option so exercised or (z) by the promissory note and agreement of the Participant providing for the payment with interest of the unpaid balance accruing at a rate not less than needed to avoid the imputation of income under Code section 7872 and upon such terms and conditions (including the furnishing of security, if any therefor) as the Committee may determine, or by a combination of the foregoing.

         (ii) Notwithstanding any other provision of the Plan or this Agreement to the contrary, the Option may not be exercised prior to the completion of any registration or qualification of the Option or the Shares under applicable state and federal securities or other laws, or under any ruling or regulation of any governmental body or national securities exchange that the Committee shall in its sole discretion determine to be necessary or advisable.

         (iii) Upon the Company's determination that the Option has been validly exercised as to any of the Shares, the Company shall issue certificates in the Participant's name for such Shares. However, the Company shall not be liable to the

Participant for damages relating to any delays in issuing the certificates to him, any loss of the certificates, or any mistakes or errors in the issuance of the certificates or in the certificates themselves.

         (iv) In the event of the Participant's death, the Option shall remain exercisable by the Participant's executor or administrator, or the person or persons to whom the Participant's rights under this Agreement shall pass by will or by the laws of descent and distribution as the case may be, to the extent set forth in Section 3(a). Any heir or legatee of the Participant shall take rights herein granted subject to the terms and conditions hereof.

         4. NO RIGHT TO CONTINUED EMPLOYMENT. Neither the Plan nor this Agreement shall be construed as (i) giving the Participant the right to be retained in the employ of, or in any consulting relationship to, the Company or any Affiliate or (ii) in any way affecting the rights of the parties under the Management Agreement. Further, the Company or an Affiliate may at any time dismiss the Participant or discontinue any consulting relationship, free from any liability or any claim under the Plan or this Agreement, except as otherwise expressly provided herein.

         5. LEGEND ON CERTIFICATES. The certificates representing the Shares purchased by exercise of the Option shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which such Shares are listed, and any applicable Federal or state laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

         6. TRANSFERABILITY. The Option may not be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by the Participant otherwise than by will or by the laws of descent and distribution, and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Affiliate; provided that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance. No such permitted transfer of the Option to heirs or legatees of the Participant shall be effective to bind the Company unless the Committee shall have been furnished with written notice thereof and a copy of such evidence as the Committee may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions hereof. During the Participant's lifetime, the Option is exercisable only by the Participant.

         Notwithstanding the foregoing, the vested portion of this Option, insofar as such vested portion is not intended to be treated as an Incentive Stock Option that complies with section 422 of the Internal Revenue Code of 1986, as amended, may be transferred by the Participant (the "Grantee") without consideration, subject to such rules as the Committee may adopt to preserve the purposes of the Plan, to:

                  (A) any or all of the Grantee's spouse, children or grandchildren (including adopted and stepchildren and grandchildren) (collectively, the "Immediate Family");

                  (B) a trust solely for the benefit of the Grantee and/or his or her Immediate Family (a "Family Trust"); or

                  (C) a partnership or limited liability company whose only partners or shareholders are the Grantee and/or his or her Immediate Family and/or a Family Trust;

         (each transferee described in clauses (A), (B) and (C) above is hereinafter referred to as a "Permitted Transferee"); PROVIDED that the Grantee gives the Committee advance written notice describing the terms and conditions of the proposed transfer and the Committee notifies the Grantee in writing that such a transfer would comply with the requirements of the Plan and this Agreement.

                  If any portion of this Option is transferred in accordance with the immediately preceding sentence, the terms of this Option shall apply to the Permitted Transferee and any reference in this Agreement to an optionee, Grantee or Participant shall be deemed to refer to the Permitted Transferee, except that (a) Permitted Transferees shall not be entitled to transfer this Option, other than by will or the laws of descent and distribution; (b) Permitted Transferees shall not be entitled to exercise the transferred Option unless there shall be in effect a registration statement on an appropriate form covering the shares to be acquired pursuant to the exercise of such Option if the Committee determines that such registration statement is necessary or appropriate, (c) the Committee or the Company shall not be required to provide any notice to a Permitted Transferee, whether or not such notice is or would otherwise have been required to be given to the Grantee under the Plan or otherwise and (d) the consequences of termination of the Grantee's employment by, or services to, the Company under the terms of the Plan and this Agreement shall continue to be applied with respect to the Grantee, following which the Option shall be exercisable by the Permitted Transferee only to the extent, and for the periods, specified in the Plan and this Agreement.

         7. WITHHOLDING.

         (a) The Participant may be required to pay to the Company or any Affiliate and the Company or any Affiliate shall have the right and is hereby authorized to withhold from any Shares or other property deliverable under the Option or under the Plan or from any compensation or other amount owing to a Participant or to Hirsch & Fox, L.L.C. the amount (in cash, Shares or other property) of any applicable withholding taxes in respect of the Option, its exercise, or any payment or transfer under the Option or under the Plan and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes.

         (b) Without limiting the generality of Section 7(a) above, the Participant may satisfy, in whole or in part, the foregoing withholding liability by delivery of Shares owned by the Participant (which are not subject to any pledge or other security interest and which have been owned by the Participant for at least 6 months) with a Fair Market Value equal to such withholding liability or by having the Company withhold from the number of Shares otherwise issuable pursuant to the exercise of the option a number of Shares with a Fair Market Value equal to such withholding liability.

         (c) The Company may, as a condition of Option exercise, require that satisfactory arrangements have been made in advance to satisfy all tax withholding obligations.

         8. SECURITIES LAWS. Upon the acquisition of any Shares pursuant to the exercise of the Option, the Participant will make or enter into such written representations, warranties and agreements as the Committee may reasonably request in order to comply with applicable securities laws or with this Agreement.

         9. NOTICES. Any notice necessary under this Agreement shall be addressed to the Company in care of its Secretary at the principal executive office of the Company and to the Participant at the address appearing in the personnel records of the Company for the Participant or to either party at such other address as either party hereto may hereafter designate in writing to the other. Any such notice shall be deemed effective upon receipt thereof by the addressee.

         10. CHOICE OF LAW. THE INTERPRETATION, PERFORMANCE AND ENFORCEMENT OF THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF DELAWARE WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

         11. ANTI-DILUTION. The provisions of Section 4(b) and Section 7(c) of the Plan, shall be applied in a manner that is no less favorable than if the Option granted hereunder were subject to the anti-dilution and adjustment provisions of warrants granted pursuant to the Warrant Agreement, dated as of June 29, 1999, among the Company and Harris Bank and Trust, as Warrant Agent. In addition, if there occurs any consolidation or merger of the Company with or into any other person or entity (other than a merger consolidation of the Company in which the Company is the continuing corporation and which does not result in any reclassification or change of the outstanding Common Shares) or sale, transfer or other disposition of all or substantially all of the assets of the Company to another person or entity, then each Option shall thereafter be exercisable into the same kind and amount of securities (including shares of stock) or other assets, or both, which were issuable or distributable to holders of outstanding Common Shares upon such consolidation, merger, sale or conveyance in respect of that number of Common Shares into which the Options might have been converted immediately prior to such consolidation, merger, sale or conveyance and in any such case appropriate adjustments shall be made to insure that the provisions set forth herein shall be thereafter applicable as reasonably may be practicable in relation to any securities or other assets thereafter deliverable upon exercise of the Options. In addition, in the event the Section 4(d) Change of Control which resulted (or would result upon consummation) in the Options vesting pursuant to Section 2 is a tender offer or exchange offer, the Company, at the Participant's option, shall (i) in the case of a cash tender offer, pay the Participant the difference between the cash consideration in the tender offer and the exercise price of the Options and (ii) in the case of any other tender offer or exchange offer, provide, notwithstanding the provisions of Section 2 hereof, that the Participant shall be permitted to exercise the Options immediately prior to the consummation of such tender offer or exchange offer so that the Participant may tender any or all of the Shares received upon exercise of the Options in such tender offer or exchange offer.

         12. OPTION SUBJECT TO PLAN. By entering into this Agreement the Participant agrees and acknowledges that the Participant has received and read a copy of the Plan. The Option is subject to the Plan. The terms and provisions of the Plan as it may be amended from time to time are hereby incorporated herein by reference. In the event of a conflict between any term or provision contained herein and a term or provision of the Plan, the applicable terms and provisions of the Plan will govern and prevail.

         13. SIGNATURE IN COUNTERPARTS. This Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement.


                                    PENN TRAFFIC COMPANY


                                    /s/ Francis D. Price
                                    --------------------------------------
                                    By: Francis D. Price
                                    Title: Vice President, General Counsel



                                    OPTIONEE


                                    /s/ Martin A. Fox
                                    --------------------------------------
                                    Martin A. Fox

                                                                   Ex D










                            THE PENN TRAFFIC COMPANY



                          SUPPLEMENTAL RETIREMENT PLAN
                                       FOR
                             NON-EMPLOYEE EXECUTIVES

                                TABLE OF CONTENTS

Article I Establishment, Purpose and Effective Date of Plan....................1
     1.1  Establishment........................................................1
     1.2  Purpose..............................................................1
     1.3  Effective Date.......................................................1

Article II Definitions.........................................................1
     2.1  Definitions..........................................................1
     2.2  Other Defined Terms..................................................4
     2.3  Gender and Number....................................................4

Article III Vesting............................................................4
     3.1  Vesting..............................................................4

Article IV Accounts and Credits To Accounts....................................4
     4.1  Accounts.............................................................4
     4.2  Basic Pay-Based Credits..............................................4
     4.3  Interest Credits.....................................................5
     4.4  Opening Account Balance..............................................5

Article V Retirement Benefits..................................................6
     5.1  Normal Retirement Benefit............................................6
     5.2  Late Retirement Benefit..............................................6
     5.3  Early Retirement Benefit.............................................6
     5.4  Disability Benefit...................................................7
     5.5  Form of Benefit......................................................7
     5.6  Payment of Normal Retirement Benefit.................................8
     5.7  Termination Prior to Normal Retirement...............................8
     5.8  Limitation on Annual Benefits.......................................10

Article VI Claims Procedure...................................................11
     6.1  Written Request.....................................................11
     6.2  Notice of Denial....................................................11
     6.3  Content of Notice...................................................11
     6.4  Review Procedures...................................................12
     6.5  Decision on Review..................................................12

Article VII General Provisions................................................13
     7.1  Administration......................................................13
     7.2  Funding.............................................................13
     7.3  No Employment Contract..............................................13
     7.4  Spendthrift Provision...............................................14
     7.5  Binding Effect......................................................14

     7.6  Applicable Law......................................................14
     7.7  Administrative Discretion...........................................14
     7.8  Withholding.........................................................14
     7.9  Severability........................................................15
     7.10 Amendment and Termination...........................................15
     7.11 Titles and Headings Not to Control..................................16
     7.12 Small Benefits......................................................16


EXHIBIT A   Actuarial Equivalence Factors

EXHIBIT B   Beneficiary Designations

FORM I      Beneficiary Designation

FORM II     Beneficiary Designation for 50% or 100% Joint and Survivor Annuity

FORM III    Beneficiary Designation for 10 Year Certain Life Annuity

                            THE PENN TRAFFIC COMPANY
                          SUPPLEMENTAL RETIREMENT PLAN
                                       FOR
                             NON-EMPLOYEE EXECUTIVES


                                   ARTICLE I
                ESTABLISHMENT, PURPOSE AND EFFECTIVE DATE OF PLAN


1.1 ESTABLISHMENT. The Penn Traffic Company ("Company"), a Delaware corporation, hereby establishes a supplemental retirement program for certain non-employee executives, which shall be known as The Penn Traffic Company Supplemental Retirement Plan For Non-Employee Executives ("Plan").

1.2 PURPOSE. The purpose of the Plan is to provide to the Executives named in Exhibit "A", as amended from time to time, retirement income. Payment of the retirement benefits under this Plan shall be made from the general assets of the Company, or by such other method as is consistent with Section 7.2 of this Plan and which is agreed to by the Executives and the Company.

1.3      EFFECTIVE DATE.  The Plan shall be effective as of  June 29, 1999.

                                   ARTICLE II
                                   DEFINITIONS

2.1 DEFINITIONS. Whenever used herein, the following terms shall have their respective meanings set forth below:

         (A) "Account" means the bookkeeping account established and maintained with respect to an Executive pursuant to Section 4.1.

         (B) "Accrued Benefit" means, with respect to an Executive, the monthly benefit determined in accordance with Section 5.1, payable in the form of a single life annuity commencing at Normal Retirement Date, or, if later, actual Termination Date.

         (C) "Actuarial Equivalent", means with respect to a specified annuity or benefit, another annuity or benefit commencing at a different date and/or payable in a different form, but which has the same present value when computed using the applicable mortality and interest rate assumptions set forth in Exhibit A, attached hereto.

         (D) "Beneficiary" means the person(s) properly designated to receive, under provisions of the Plan, benefits payable in the event of the Executive's death.

         (E)      "Board" means the Board of Directors of the Company.

         (F) "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any regulations relating thereto.

         (G) "Committee" means the Compensation and Stock Option Committee of the Board.

         (H) "Company" means The Penn Traffic Company, a Delaware corporation.

         (I) "Compensation" means (i) with respect to Gary D. Hirsch, $950,000 per annum and (ii) with respect to Martin A. Fox, $500,000 per annum, prorated by days for the short year in which their Termination Date occurs.

         (J) "Corporate Plan" means The Penn Traffic Company Cash Balance Pension Plan.

         (K) "Disability" means being Disabled under Section 8(b) of the Management Agreement.

         (L)      "Effective Date" means June 29, 1999.

         (M) "Executive" means Gary D. Hirsch ("Hirsch") and Martin A. Fox ("Fox").

         (N) "Interest Credits" means additions to an Executive's Account determined pursuant to Section 4.3. Interest Credits shall be earned each Plan Year based on the "Applicable Interest Rate" as defined in Exhibit A, attached hereto.

         (O) "Management Agreement" means the management agreement between the Company and Hirsch & Fox, L.L.C. dated June 29, 1999 and any extension or renewal thereof, or successor agreement thereto.

          (P) "Normal Retirement Date" means the first day of the month coinciding with or next following the date the Executive attains age 65.

         (Q) "Opening Account Balance" means the initial bookkeeping account established pursuant to Section 4.4 of the Plan.

         (R) "Pay-Based Credit" means additions to an Executive's Account determined pursuant to Section 4.2.

         (S) "Plan" means The Penn Traffic Company Supplemental Retirement Plan for Non-Employee Executives, as amended from time to time.

         (T) "Plan Year" means the period June 29, 1999 through December 31, 1999 and each subsequent twelve-month period from January 1st through December 31st for which this Plan is in effect.

         (U) "Retirement Benefit" means the benefit payable to the Executive on or after his Termination Date, but prior to his death, pursuant to Article V of the Plan.

         (V) "Surviving Spouse" means a person who is married to the Executive at the date of his death, provided the Executive was married to that person throughout the one-year period ending on the date of his death.

         (W) "Termination Date" means the date on which the Executive ceases to provide services to the Company under the Management Agreement for any reason.

2.2 OTHER DEFINED TERMS. Any capitalized terms that are used in the Plan, which are not defined in this Article, shall have the meaning stated in the Corporate Plan.

2.3 GENDER AND NUMBER. Except when otherwise indicated by the context, words in the masculine gender when used in the Plan shall include the feminine gender, the singular shall include the plural, and the plural shall include the singular.

                                  ARTICLE III
                                     VESTING

3.1 VESTING. All benefits under this Plan shall be fully vested and nonforfeitable at all times.

                                   ARTICLE IV
                        ACCOUNTS AND CREDITS TO ACCOUNTS

4.1      Accounts.

         (B) When an Account is initially established for an Executive, the Account shall be credited with an Opening Account Balance in accordance with Section 4.4

4.2 BASIC PAY-BASED CREDITS. An Executive shall accrue a Pay-Based Credit under this Section 4.2 for each Plan Year. The amount of the Pay-Based Credit for an Executive shall be three percent (3%) of the Executive's Compensation for such Plan Year. The determination of the amount creditable hereunder for a Plan Year shall be made as of the last day of the Plan Year.

4.3 INTEREST CREDITS. Each Plan Year each Executive's Account shall be automatically increased as of the last day of such Plan Year by crediting the balance in such Account as of the last day of the previous Plan Year (or, in the case of the first Plan Year, as of the Effective Date), with an Interest Credit equal to said Account balance multiplied by 5%. Such Interest Credits shall continue after the Executive's Termination Date, provided, however, that no Interest Credits shall be made to an Executive's Account for any Plan Year beginning on or after the date on which payment of his benefit commences. For the Plan Year in which the Executive's benefit commencement date occurs, an Interest Credit shall be made on a pro rata basis through the end of the month prior to the month in which the date of benefit commencement occurs.

4.4 OPENING ACCOUNT BALANCE. Fox shall have an Opening Account Balance as of the Effective Date which shall be reflected in an initial bookkeeping account established on his behalf. Fox's Opening Account Balance shall be $175,000.

                                   ARTICLE V
                               RETIREMENT BENEFITS

5.1 NORMAL RETIREMENT BENEFIT. An Executive whose Termination Date is on or after his Normal Retirement Date shall be entitled to receive a "Normal Retirement Benefit" commencing on his Normal Retirement Date. An Executive's Normal Retirement Benefit shall be the monthly benefit payable as a single life annuity which is the Actuarial Equivalent of the Executive's Account value as of the Executive's Normal Retirement Date. An Executive's Accrued Benefit as of any date prior to the Executive's Normal Retirement Date shall be the monthly benefit payable as a single life annuity which is the Actuarial Equivalent of the Executive's Account value at the date of determination projected to the value it would have at the Executive's Normal Retirement Date assuming additional Interest Credits continue to be made to the Account through the Executive's Normal Retirement Date.

5.2 LATE RETIREMENT BENEFIT. If an Executive remains employed beyond his Normal Retirement Date, he shall be entitled to receive a retirement benefit equal to the greater of (i) the monthly benefit payable as a single life annuity that is the Actuarial Equivalent of the value of his Account as of his actual retirement date, considering all Pay-Based Credits and Interest Credits thereto after his Normal Retirement Date, or (ii) the Actuarial Equivalent of his Normal Retirement Benefit computed at Normal Retirement Date, but based on payment commencing at the time of actual retirement.

5.3 EARLY RETIREMENT BENEFIT. An Executive who has attained age 55 may elect to retire prior to his Normal Retirement Date. Such an Executive shall receive a retirement benefit commencing at Normal Retirement Date equal to his Normal Retirement Benefit.

5.4 DISABILITY BENEFIT. An Executive who incurs a Disability prior to his Termination Date has a right to a Retirement Benefit. Such a Disabled Executive, or an Executive who, subsequent to his Termination Date becomes Disabled, shall be entitled to receive a Retirement Benefit payable as of the first day of any month subsequent to the determination of Disability under the Management Agreement. The amount of the disability benefit shall be the Actuarial Equivalent of the Normal Retirement Benefit.

5.5 FORM OF BENEFIT. At least six months prior to the Executive's Termination Date, or, subject to the consent of the Committee, at any time prior to the Executive's Termination Date, the Executive may elect to receive his Retirement Benefit in one of the following forms:

                  (B) a 50% joint and survivor annuity, payable monthly,

                  (D) a single life annuity, payable monthly, with 10 years certain; or Each of the optional forms of benefit under Sections 5.5(B) through (E) above, shall be the Actuarial Equivalent of the Executive's Retirement Benefit. Unless the Executive shall have otherwise elected as described above, the Executive's Retirement Benefit shall be paid in a single lump sum, notwithstanding any other provision of the Plan. For the joint and survivor options in Section 5.5(B) and (C) above, the Executive shall designate a single Beneficiary before the commencement date described in Section 5.6 ("commencement date"). The designation may be changed up to the commencement date, but not thereafter. Thus, no survivor benefits shall be payable if the Beneficiary predeceases the Executive after the commencement date. For purposes of any benefit payable upon the Executive's death prior to the commencement of his benefit payments and for purposes of the 10-year certain option in Section 5.5(D), (i) the Executive may designate one or more primary Beneficiaries and one or more secondary Beneficiaries; (ii) the designation may be changed up to the Executive's date of death; and (iii) if no designated Beneficiary survives the Executive, any payments due as the result of the Executive's death prior to the commencement of payments or due for the remainder of the10-year period shall be paid to the Executive's estate. Sample Beneficiary designations are attached at Exhibit B.

5.6 PAYMENT OF NORMAL RETIREMENT BENEFIT. Once the Executive has reached the Executive's Normal Retirement Date, payment of the Retirement Benefit shall commence on the first day of the month following the month in which the Termination Date occurs. Other than in the case of a lump sum payment, payment of the Retirement Benefit shall cease as of the first day of the month following the death of the Executive or the Executive's Beneficiary, as the case may be, except when paid in the form of a single life annuity with 10 years certain and the Executive dies prior to the receipt of 120 monthly payments, in which case payments shall cease upon payment of the 120th monthly payment.

5.7 TERMINATION PRIOR TO NORMAL RETIREMENT. In the event the Executive's Termination Date is prior to the Executive's Normal Retirement Date, the Executive shall be entitled to be paid his Retirement Benefit pursuant to this Article V as follows:

         (A) EARLY RETIREMENT. In the event the Executive's Termination Date is after he has attained at least age fifty-five (55), the Executive shall be entitled to receive his Retirement Benefit. The Retirement Benefit shall be determined by: (i) applying the formula in Section 4.1 as of the date benefits commence ("early retirement date"); and (ii) reducing the resulting amount by one-third of one percent (1/3%) for each month by which the early retirement date precedes the Executive's sixty-fifth (65th) birthday. In the event the Executive's Termination Date is before January 1, 2003 and before he has attained age 55, the Executive shall be entitled to receive, upon reaching age 55, the reduced Retirement Benefit described in the preceding sentence.

         (B) EARLY PAYMENT. In lieu of a Retirement Benefit commencing at Normal Retirement Date or an Early Retirement Benefit, described in Subsection (A), above, an Executive may elect early payment of the Actuarial Equivalent of his Normal Retirement Benefit in a lump sum or annuity form of payment. Such benefit may commence at the later of January 1, 2003 or the first day of the month following his Termination Date.

         (C) DEATH. If the Executive dies prior to the commencement of any benefit payments under this Plan whether before or after his Termination Date, the Executive's Beneficiary shall be entitled to commence payment of a death benefit as of the first day of any month after the Executive's death. Unless the Beneficiary elects a form of benefit payment listed under
                  Section 5.5(A) through (D), the death benefit shall be payable in a single lump sum in an amount which is the Actuarial Equivalent of the Executive's Account value at the date of his death increased by any Interest Credits made under the Plan prior to the date on which distribution of the benefit is made or commences. The foregoing rules regarding the payment of death benefits under the Plan also shall apply if the Executive's Termination Date is after his Normal Retirement Date and the Executive dies before the payment of benefits commences under the Plan.

         (D) DEATH AFTER BENEFIT PAYMENTS Commence. If the Executive dies after the commencement of benefit payments under this Plan, benefits shall continue to the extent called for under the optional form of benefit which had previously commenced.

5.8 LIMITATION ON ANNUAL BENEFITS. Notwithstanding anything to the contrary set forth herein, the annual "pension expense" of the Company with respect to this Plan for any Plan Year with respect to the Executives as of the Effective Date shall not exceed $100,000 (or, for any Plan Year consisting of less than twelve (12) months, the product of (A) $100,000 and (B) a fraction, the numerator of which is the number of full months in such short Plan Year, and the denominator of which is twelve) ("Annual Limit"). For purposes of this Section 5.8, the term "pension expense" shall mean the annual pension expense of the Company as determined pursuant to Financial Accounting Standard #87, as calculated by the Company's regular independent accounting firm. In the event the Company's annual pension expense, determined in the absence of this Section 5.8, would exceed the Annual Limit (the "Excess Pension Expense"), the benefit of the Executives accrued for such Plan Year shall be reduced in the following manner:

                  (i) by reducing the Interest Credits under Section 4.1 by 50% of the Excess Pension Expense and allocating the reduction in proportion to the amount of such Interest Credits attributable to each Executive prior to the reduction mandated by this
                           Section 5.8; and

                  (ii) by reducing the Pay-Based Credits under Section 4.2 by 50% of the Excess Pension Expense and allocating the reduction in proportion to the Pay-Based Credit for each Executive prior to the application of the reduction mandated by this Section 5.8.

                                   ARTICLE VI
                                CLAIMS PROCEDURE

6.1 WRITTEN REQUEST. Any claim for benefits by the Executive or his Beneficiaries shall be made in writing to the Committee. In this
         Article VI, the Executive and his Beneficiaries are referred to collectively as claimants.

6.2 NOTICE OF DENIAL. If the Committee denies a claim in whole or in part, it shall send the claimant a written notice of the denial within 90 days after the date if receives a claim, unless it needs additional time to make its decision. In that case, the Committee may authorize an extension of up to an additional 90 days, if it notifies the claimant of the extension within the initial 90-day period. The extension notice shall state the reasons for the extension and the expected decision date.

6.3 CONTENT OF NOTICE. A denial notice shall be written in a manner calculated to be understood by the claimant and shall contain:

         (A)      the specific reason or reasons for the denial of the claim;

         (B) specific reference to pertinent Plan provisions upon which the denial is based ;

         (C) a description of any additional material or information necessary to perfect the claim, with an explanation of why the material or information is necessary; and

         (D)      an explanation of the review procedures provided below.

6.4      REVIEW PROCEDURES.

         (A) Within 60 days after the claimant receives a denial notice, the claimant may file a request for review with the Committee. Any such request must b made in writing.

         (B) A Claimant who timely requests a review shall have the right to review pertinent documents, to submit additional information or written comments, and to be represented.

6.5      DECISION ON REVIEW.

         (a) The Committee shall send the claimant a written decision on any request for review within 60 days after the date it receives a request for review, unless an extension of time is needed, due to special circumstances. In that case, the Committee may authorize an extension of up to an additional 60 days, provided it notifies the claimant of the extension within the initial 60-day period.

         (b) The review decision shall be written in a manner calculated to be understood by the claimant and shall contain:

                  (i)      the specific reason or reasons for the decision; and

                  (ii) specific reference to the pertinent Plan provisions upon which the decision is based.

         (c) If the Committee does not send the claimant a review decision within the applicable time period, the claim shall be deemed denied on review.

         (d) The review decision (including a deemed decision) shall be the Committee's final decision.

                                  ARTICLE VII
                               GENERAL PROVISIONS

7.1 ADMINISTRATION. The Committee shall be responsible for the general operation and administration of the Plan and for carrying out the provisions hereof. The Committee shall be entitled to rely conclusively upon all tables, valuations certificates, opinions and reports furnished by any actuary, accountant, controller, counsel or other person employed or engaged by the Company with respect to the Plan.

7.2 FUNDING. The Board, in its sole discretion, may elect to fund the benefits payable under the Plan, through various investments. However, any such investment shall remain the property of the Company and be subject to the claims of general creditors of the Company. The Executive shall have only the rights of a general unsecured creditor of the Company with respect to any rights under this Plan. The Executive may not pledge as collateral any investments purchased to fund benefits under the Plan. Nothing contained in the Plan shall constitute a guaranty by the Company or any other entity or person that assets of the Company will be sufficient to pay any benefit hereunder. It is the intention of the parties that this Plan will be an unfunded deferred compensation plan solely for the benefit of non-employee executives and thus would not be subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). However, if the Plan is interpreted to be subject to ERISA, it is the intention of the parties that this Plan be an unfunded deferred compensation plan solely for the benefit of management and highly compensated employees for tax purposes and for purposes of Title I of ERISA.

7.3 NO EMPLOYMENT CONTRACT. Nothing contained in this Plan shall be construed as a contract of employment between the Company and the Executive or as a limitation on the right of the Company to terminate, discontinue , or fail to renew or extend the Management Agreement, subject to the terms and conditions thereof, and without regard to the effect that such discontinuity may have upon the Executive's rights or potential rights, if any, under this Plan.

7.4 SPENDTHRIFT PROVISION. No interest of any person or entity in, or right to receive a benefit under, the Plan shall be subject in any manner to sale, transfer, assignment, pledge, attachment, garnishment, or other alienation or encumbrance of any kind; nor may such interest or right to receive a benefit be taken, either voluntarily or involuntarily, for the satisfaction of the debts of or other obligations or claims against, such person or entity, including claims for alimony, support, separate maintenance and claims in bankruptcy proceedings.

7.5 BINDING EFFECT. This Plan shall be binding upon and inure to the benefit of the Executives, their Surviving Spouses and Beneficiaries, the Company and any successor to the Company, whether by merger, consolidation, purchase, or otherwise.

7.6 APPLICABLE LAW. The Plan shall be governed by and construed in accordance with the laws of the State of New York, except to the extent preempted by ERISA, if it is determined that the Plan is subject to ERISA.

7.7 ADMINISTRATIVE DISCRETION. The Plan shall be administered by the Committee.

7.8 WITHHOLDING. Any payment made pursuant to this Plan shall be reduced by federal and state income, FICA or other employee payroll, withholding or other similar taxes that the Executive's employer may be required to withhold. In addition, as the Retirement Benefit accrues during the period of time that the Executive provides services to the Company under the Management Agreement, the regular payments that the Company makes to Hirsch & Fox LLC with respect to the Executive's services to the Company shall be subject to FICA or other employee payroll, withholding or other similar taxes which the Company may be required to withhold on the accrual of benefits. The Company and Hirsch & Fox LLC shall make such arrangements as are necessary and appropriate, in the judgment of the Committee, to assure that the proper amount of federal and state income, FICA or other employee payment, withholding or similar tax has been withheld and reported to the appropriate governmental authority or authorities without duplication.

7.9 SEVERABILITY. If one or more provisions of this Plan, or any part thereof, shall be determined by a court of competent jurisdiction to be invalid or unenforceable, then the Plan shall be administered as if such invalid or unenforceable provision had not been contained in the Plan. The invalidity or unenforceability of any Plan provision, or any part thereof, shall not effect the validity and enforceability of any other Plan provision or any part thereof.

7.10 AMENDMENT AND TERMINATION. The Company intends to maintain this Plan until all benefit payments are made pursuant to the Plan. However, except as otherwise required by the Management Agreement, the Company reserves the right, in its sole discretion, to amend, suspend, or terminate the Plan at any time or from time to time, in whole or in part. Any such amendment, suspension or termination shall be made pursuant to resolutions of the Board. No amendment, suspension, or termination of the Plan shall affect directly or indirectly the rights of an Executive who has become vested in his Plan benefits prior to the effective date of the resolution amending, suspending, or terminating the Plan. (However, if the Plan is terminated, an Executive's benefit shall be based on Compensation and Years of Service as of the termination date.) Further, the Company, in the sole discretion of the Board, may pay such Executive, in a lump sum, the actuarial equivalent of the benefit provided by the Plan in complete satisfaction of its obligations under the Plan. Notwithstanding any other provision in the Plan to the contrary, the Plan shall terminate automatically upon the final payment of all amounts payable hereunder.

7.11 TITLES AND HEADINGS NOT TO CONTROL. The titles to the Articles and the headings of Sections in the Plan are placed herein for convenience of reference only, and in case of any conflict, the text of this instrument, rather that such titles or headings, shall control.

7.12 SMALL BENEFITS. If any monthly benefit that shall be payable to any person under the Plan shall be less than $400, then, if the Committee shall so direct, the aggregate of the amounts which shall be payable to such person in any year shall be paid in quarterly, semiannual or annual installments. If the present value of the accrued benefit of any Executive whose Termination Date is prior to age 55 is less than $3,500, then the Committee may at any time direct that the actuarial equivalent of such benefits (determined using the assumptions under Section 7.10 hereof) shall be paid to his in a lump sum in lieu of any benefits to which he may be entitled under this Plan.


                                      THE PENN TRAFFIC COMPANY


                                      By:  /s/ Francis D. Price
                                          ------------------------------------
                                          Francis D. Price, Jr.
                                          Vice President and Assistant Secretary

                                    EXHIBIT A

                          ACTUARIAL EQUIVALENCE FACTORS


The interest rate, mortality table and other factors, if any, applicable for purposes of determining an Actuarial Equivalent benefit under Plan shall be determined in accordance with the applicable section of this Exhibit A as set forth below.

For purposes of this Exhibit A, "APPLICABLE MORTALITY TABLE" means the mortality table prescribed by the Internal Revenue Service, which shall be based on the prevailing commissioner's standard table (described in ss.807(d)(5)(A) of the Code) used to determine reserves for group annuity contracts issued on the date as of which a present value is determined (without regard to any other subparagraph of ss.807(d)(5) of the Code) as specified by the Internal Revenue Service.

Also for purposes of this Exhibit A, "APPLICABLE INTEREST RATE" means, for a Plan Year, the annual rate of interest on 30-year Treasury securities as specified by the Internal Revenue Service for August of the preceding Plan Year, in revenue rulings, notices or other guidance published in the Internal Revenue Bulletin.

LUMP SUM VALUE OF ACCRUED BENEFIT - For purposes of determining the Actuarially
     Equivalent lump sum value as of any determination date of a Participant's Accrued Benefit under the Plan, Actuarial Equivalence will be based upon the following:

     MORTALITY:            Applicable Mortality Table
     INTEREST RATE:        Applicable Interest Rate

CONVERSION OF ACCOUNT TO SINGLE-LIFE ANNUITY - For purposes of determining the
     Actuarially Equivalent single life annuity value of a Participant's Account under the Plan, Actuarial Equivalence will be based upon the following:

     MORTALITY:            Applicable Mortality Table
     INTEREST RATE:        Applicable Interest Rate

OPTIONAL FORMS - For purposes of converting a single life annuity to an Actuarially Equivalent optional form of payment under the Plan, other than a lump sum, Actuarial Equivalence will be based upon the following:

     MORTALITY:            1983 GAM (Unisex Table)
     INTEREST RATE:        7%

REDUCTION FOR EARLY RETIREMENT BENEFIT PAYMENTS PRIOR TO NORMAL RETIREMENT AGE -
     A Participant's Accrued Benefit shall be reduced by 5% for each year (or 5/12% for each full month) prior to Normal Retirement Date that such benefit is paid.

OTHER ACTUARIAL EQUIVALENCE DETERMINATIONS. The Applicable Interest Rate and the Applicable Mortality Table shall be used for all other actuarial equivalence determinations.

                                    EXHIBIT B


                            Beneficiary Designations

1. Sample Beneficiary Form I is to be used for the Executive to designate one or more Beneficiaries to receive his benefit under the Plan if he dies prior to commencement of his benefit payments.

2. Sample Beneficiary Form II is to be used if the Executive's benefits will be paid as a 50% or 100% joint and survivor annuity.

3. Sample Beneficiary Form III is to be used if the Executive's benefits will be paid as a single life annuity with 10 years certain life annuity.

                                     FORM I

                            THE PENN TRAFFIC COMPANY
                           EXECUTIVES' RETIREMENT PLAN

                             BENEFICIARY DESIGNATION

Executive:_____________________           Social Security Number:_______________


Primary Beneficiary:__________________________________________

Social Security Number:_______________________________________


Relationship:___________________________________________________________________

Address:________________________________________________________________________

INSTRUCTION: USE THE FOLLOWING SPACE TO PROVIDE THIS SAME INFORMATION ABOUT ADDITIONAL PRIMARY BENEFICIARIES, IF YOU WISH TO NAME MORE THAN ON PRIMARY BENEFICIARY. FOLLOWING THIS SAME INSTRUCTION BELOW, IF YOU WISH TO NAME MORE THAN ONE CONTINGENT BENEFICIARY.






Contingent Beneficiary:_______________________________________

Social Security Number:_______________________________________

Relationship:___________________________________________________________________

Address:________________________________________________________________________


Date:___________________                    ____________________________________

                                     FORM II

                            THE PENN TRAFFIC COMPANY
                           EXECUTIVES' RETIREMENT PLAN

       BENEFICIARY DESIGNATION FOR 50% OR 100% JOINT AND SURVIVOR ANNUITY


Executive:_____________________________________

Social Security Number:________________________


Beneficiary:___________________________________

Social Security Number:________________________

Relationship:___________________________________________________________________

Address:________________________________________________________________________

________________________________________________________________________________



Date:___________________                     ___________________________________

                                    FORM III

                            THE PENN TRAFFIC COMPANY
                           EXECUTIVES' RETIREMENT PLAN

            BENEFICIARY DESIGNATION FOR 10 YEAR CERTAIN LIFE ANNUITY

Executive:________________                Social Security Number:_______________


Primary Beneficiary:__________________________________________

Social Security Number:_______________________________________

Relationship:___________________________________________________________________

Address:________________________________________________________________________

INSTRUCTION: USE THE FOLLOWING SPACE TO PROVIDE THIS SAME INFORMATION ABOUT ADDITIONAL PRIMARY BENEFICIARIES, IF YOU WISH TO NAME MORE THAN ON PRIMARY BENEFICIARY. FOLLOWING THIS SAME INSTRUCTION BELOW, IF YOU WISH TO NAME MORE THAN ONE CONTINGENT BENEFICIARY.




Contingent Beneficiary:__________________________________

Social Security Number:__________________________________

Relationship:___________________________________________________________________

Address:________________________________________________________________________


Date:___________________                        ________________________________